                  -------------------------------------------

                             OFFIT High Yield Fund

                          OFFIT Emerging Markets Fund

                        OFFIT Latin America Equity Fund

                         OFFIT New York Municipal Fund

                        OFFIT California Municipal Fund

                         OFFIT National Municipal Fund

                     OFFIT U.S. Government Securities Fund

                         OFFIT Mortgage Securities Fund

                          ---------------------------

                                 ANNUAL REPORT

                                   DECEMBER 31, 1999

                                      THE
                                     [LOGO]
                             INVESTMENT FUND, INC.
OFFIT

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present you with the December 31, 1999 Annual Report for The OFFIT Investment Fund, Inc. As of that date the Funds' investment portfolios have assets in excess of $1.9 billion.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager, are part of this Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

On September 1, 1999 OFFITBANK Holdings, Inc. consummated its merger with the Wachovia Corporation. Since then OFFITBANK has been functioning as a distinct operating subsidiary of Wachovia, and on October 22, 1999 Morris joined the Board of the Wachovia Corporation and Wachovia Bank, N.A. From our perspective, we are particularly pleased by the positive effects of the merger. Wachovia has been unqualified in its support of OFFITBANK and our clients. We have been working very closely with the Wachovia family in order to develop additional resources and expanded wealth management services to more effectively meet the needs of our clients.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

/s/ Wallace Mathai-DavisWallace Mathai-Davis

January 19, 2000

                                     OFFIT
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
The challenging market conditions that began in the summer of 1998 continued to have an impact throughout all of 1999. The Fund's net investment return for the second half of 1999 was a disappointing -0.79%, bringing the full year return to 1.1%. The December 31, 1999 net asset value of $9.11 after the $.05 year-end distribution was 8% lower than the $9.91 prior year value. The net assets of the Fund at year-end were $1,469 million. Reflective of the higher market yields and lower prices, the 30-day SEC yield increased to 10.24% at year-end from 9.18% at June 30, 1999.

The high yield market and the Fund fulfilled one of its primary investment goals during 1999 by adding substantial value over investment grade fixed income returns. However, 1999 results were unsatisfactory in many respects. We had more credit problems than should be expected given the higher quality focus of the portfolio. Credit deterioration, that historically would have resulted in only modest losses, too often turned into a pricing free fall because of the diminished liquidity for credits that have disappointed. The market is demanding increasingly higher yields for out of favor credits and industries.

Throughout 1999, higher quality high yield holdings which are more sensitive to interest rates than the broad market were under pressure as well. The rewards for credit upgrades were often nonexistent due to the significant backup in interest rates during the year. While spreads for solid double B credits are relatively unchanged in the range of 275 to 300 basis points, absolute yields have increased to the 9 1/2% area from below 8% a year ago. The average high yield bond now yields nearly 11%.

Defaults and credit problems should have less of an impact on the market going forward. Today's yields and spreads reflect the expectation that the default rate will stay above the historic averages. Most of the price erosion for deteriorating credits has occurred well in advance of the actual default. With approximately 12% of the high yield market trading at yield spreads in excess of 1000 basis points, a large number of future defaults is built into today's bond prices.

The default rate for the domestic high yield market climbed above 4% in 1999 for the first time since 1991. The number of companies and the dollar volume of defaults were a record due to the increased size of the market. The default rate should stabilize and decline modestly in the coming year. The energy industry, which contributed a large number of 1999 defaults, has turned around with the recent doubling oil prices. And the long-term care industry, of which we are too painfully aware, also appears to have bottomed.

After two consecutive years of sub-coupon returns, the high yield market appears to offer total return potential in excess of the current coupon. The price of the average bond is trading at a substantial discount to par and the average yield is well above levels seen for the last five years. The market has digested a large increase in problem credits and substantial new issue supply while there has been virtually no positive mutual fund inflows. The liquidity that has pressured pricing downward can also move prices upward should new money come into the market.

The new money purchaser of high yield securities continues to be CBO's. Buying by CBO's has provided substantial liquidity to the broad market as dealer trading liquidity has become focused on a narrower list of issues. During 1999, CBO issuance increased to an estimated $50 billion. We would expect CBO issuance to continue to provide a cushion against dramatic spread widening.

The Fund is well positioned to benefit when the high yield market strengthens. During the second half of 1999, we began to consolidate the number of issues in the portfolio. We sold a large number of our smaller, less liquid positions when the market allowed us to exit at favorable prices. We also sold some issues trading at investment grade spreads including former core holdings Lenfest Communications, Jones Cable, and Host Marriott Travel Plaza. We added to some of our core higher quality holdings at lower prices. Additionally, we added a number of large, liquid, high-quality telecom credits to the portfolio including Global Crossing and Williams Communications.

We continue to focus on the better quality sectors of the high yield market and have made a conscious effort to maintain portfolio quality. As of year end, approximately 44% of the holdings in the Fund are rated Ba3 or better by Moody's or BB- or better by Standard and Poor's. Additionally, 67% of the holdings are rated at least B1 or B+. Many of the lower rated or unrated holdings are senior in the capital structure, including our largest holding, Eurotunnel bank debt. The Fund remains well diversified with over 200 issues. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.

Stephen T. Shapiro

January 19, 2000

2
-------------

                                     OFFIT
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT High Yield Fund (including its predecessor partnership as discussed below) at January 1, 1988 and held through December 31, 1999 as well as the performance of the Merrill Lynch All High Yield Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         OFFIT HIGH YIELD FUND - SELECT SHARES  MERRILL LYNCH ALL HIGH YIELD BOND INDEX
1/1/1988                                                              $250,000                                 $250,000
12/31/1988                                                            $299,640                                 $283,683
12/31/1989                                                            $307,292                                 $295,683
12/31/1990                                                            $303,351                                 $282,830
12/31/1991                                                            $403,889                                 $380,623
12/31/1992                                                            $491,167                                 $449,746
12/31/1993                                                            $594,883                                 $527,026
12/31/1994                                                            $609,946                                 $520,872
12/31/1995                                                            $718,188                                 $624,541
12/31/1996                                                            $807,629                                 $693,634
12/31/1997                                                            $905,334                                 $782,593
12/31/1998                                                            $945,996                                 $811,279
12/31/1999                                                            $956,492                                 $824,037
Total Return                                                          One Year                               Five Years  Ten Years
OFFIT High Yield Fund - Select Shares*                                   1.10%                                    9.41%     12.02%
Merrill Lynch All High Yield Bond Index                                  1.57%                                    9.61%     10.79%

The OFFIT High Yield Fund-MSD&T shares total return for the period November 1, 1999 (initial sale of MSD&T shares) through December 31, 1999 was 2.38%.

The performance information for the period January 1, 1988 through March 1, 1994 reflects the performance of The Senior Securities Fund, L.P. (the "Partnership"), the predecessor limited partnership to the Fund. As a registered investment company, the Fund is subject to certain restrictions under the Investment Company Act and the Internal Revenue Code to which the Partnership was not subject. Had the Partnership been registered under the Act and subject to the Code, its performance may have been adversely affected.

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                               3
                                                                   -------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL             MARKET
                                                                   AMOUNT              VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS (93.9%)
  AUTOMOTIVE (4.1%)
    Exide Corp. Sr Notes, 10.00%, 04/15/05..................    $  7,000,000       $    6,790,000
    Exide Holding Europe S.A., 9.125%, 04/15/04 (144A)......      18,000,000(a)(1)      9,014,165
    Federal-Mogul Corp. Notes, 7.375%, 01/15/06.............       5,000,000            4,574,100
    Federal-Mogul Corp. Notes, 7.875%, 07/01/10.............      12,000,000           10,763,280
    Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%,
     07/15/07...............................................      10,000,000            9,775,000
    Lear Corp. Sr Notes, 8.11%, 05/15/09 (144A).............      11,500,000(1)        10,845,995
    Sonic Automotive Inc. Sr Sub Notes, 11.00%, 08/01/08....       4,500,000            4,432,500
    United Auto Group Inc. Sr Sub Notes, 11.00%, 07/15/07...       4,000,000            3,760,000
                                                                                   --------------
                                                                                       59,955,040
                                                                                   --------------
  BROADCAST/MEDIA (2.2%)
    Hollinger International Publishing Sr Sub Notes, 9.25%,
     03/15/07...............................................       8,000,000            7,920,000
    Lamar Media Corp. Sr Sub Notes, 9.625%, 12/01/06........       6,500,000            6,711,250
    MDC Corporation Inc. Sr Sub Notes, 10.50%, 12/01/06.....       4,750,000            4,690,625
    Outdoor Systems Inc. Sr Sub Notes, 8.875%, 06/15/07.....       7,000,000            7,245,000
    World Color Press Sr Sub Notes, 8.375%, 11/15/08........       7,000,000            6,841,590
                                                                                   --------------
                                                                                       33,408,465
                                                                                   --------------
  CABLE (7.1%)
    Adelphia Communications Corp. Sr Notes, 9.375%,
     11/15/09...............................................      10,000,000            9,800,000
    Adelphia Communications Corp. Sr Notes, 9.50%,
     02/15/04...............................................       1,252,911            1,252,911
    Adelphia Communications Corp. Sr Notes, 9.875%,
     03/01/07...............................................       7,000,000            7,105,000
    Century Communications Corp. Sr Notes, 9.75%,
     02/15/02...............................................       6,500,000            6,597,500
    Charter Communications Holdings LLC Sr Notes, 8.625%,
     04/01/09...............................................      10,000,000            9,250,000
    CSC Holdings Inc. Sr Notes, 9.25%, 11/01/05.............       5,000,000            5,112,500
    Diamond Cable Communications PLC Sr Discount Notes,
     0/11.75%, 12/15/05.....................................       7,500,000(2)         7,087,500
    Diamond Holdings PLC Sr Notes, 9.125%, 02/01/08.........       5,000,000            4,950,000
    Mediacom LLC/Capital Sr Notes, 8.50%, 04/15/08..........       8,000,000            7,460,000
    NTL Inc. Sr Notes, 0/9.75%, 04/01/08....................      14,500,000(2)        10,150,000
    Olympus Communications L.P. Sr Notes, 10.625%,
     11/15/06...............................................       6,000,000            6,240,000
    Telewest Communications PLC Sr Discount Notes, 0/9.875%,
     04/15/09...............................................       8,000,000(d)(2)      8,076,500
    Telewest Communications PLC Sr Discount Debs., 0/11.00%,
     10/01/07...............................................      22,000,000(2)        20,570,000
                                                                                   --------------
                                                                                      103,651,911
                                                                                   --------------
  CHEMICAL (3.0%)
    Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05...      10,500,000            9,765,000
    CMS Energy & Atlantic Methanol, 10.875%, 12/15/04
     (144A).................................................       5,000,000(1)         5,000,000
    Huntsman ICI Chemicals Sr Sub Notes, 10.125%,
     07/01/09...............................................       8,000,000(b)         8,500,352
    Lyondell Chemical Co. Sr Secured Notes, 9.875%,
     05/01/07...............................................      12,000,000           12,240,000
    Terra Industries Inc. Sr Notes, 10.50%, 06/15/05........      12,000,000            8,640,000
                                                                                   --------------
                                                                                       44,145,352
                                                                                   --------------
  CONSUMER GROUPS (5.4%)
    Ameriserve Finance Trust Sr Secured Notes, 12.00%,
     09/15/06 (144A)........................................       5,000,000(1)         4,100,000
    Ameriserve Food Co. Sr Notes, 8.875%, 10/15/06..........       7,500,000            4,350,000
    Canandaigua Brands Inc. Sr Sub Notes, 8.50%, 03/01/09...       7,500,000            7,125,000
    Chiquita Brands International Inc. Sr Notes, 9.125%,
     03/01/04...............................................       6,000,000            4,410,000
    Chiquita Brands International Inc. Sr Notes, 10.00%,
     06/15/09...............................................       6,000,000            4,560,000
    Chiquita Brands International Inc. Sr Notes, 10.25%,
     11/01/06...............................................       4,000,000            2,960,000
    CHS Electronics Inc. Sr Notes, 9.875%, 04/15/05.........       4,500,000              540,000
    Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07.............       8,500,000            8,415,000
    Fisher Scientific International Inc. Sr Sub Notes,
     9.00%, 02/01/08........................................       7,000,000            6,702,500
    Fruit of The Loom Sr Notes, 8.875%, 04/15/06............       8,000,000(5)           320,000
    Imperial Holly Sr Sub Notes, 9.75%, 12/15/07............       7,500,000            5,475,000
    Nash Finch Co. Sr Sub Notes, 8.50%, 05/01/08............       6,500,000            5,378,750
    Playtex Products Inc. Sr Notes, 8.875%, 07/15/04........       9,000,000            8,977,500
    Revlon Consumer Products Sr Sub Notes, 8.625%,
     02/01/08...............................................      12,000,000            6,120,000

    The accompanying notes are an integral part of the financial statements.
4
-------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL             MARKET
                                                                   AMOUNT              VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  CONSUMER GROUPS (CONTINUED)
    Samsonite Corp. Sr Sub Notes, 10.75%, 06/15/08..........    $  3,000,000       $    2,625,000
    United Artists Theatre Pass Through Certificates, 9.30%,
     07/01/15...............................................      10,270,241            7,189,169
                                                                                   --------------
                                                                                       79,247,919
                                                                                   --------------
  FINANCIAL SERVICES/INSURANCE (2.3%)
    Americo Life Inc. Sr Sub Notes, 9.25%, 06/01/05.........       3,000,000            3,000,000
    Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05.............      10,000,000            6,300,000
    Nationwide Credit Sr Notes, 10.25%, 01/15/08............       4,000,000            2,400,000
    Presidential Life Corp. Sr Notes, 7.875%, 02/15/09......       7,250,000            6,772,732
    Reliance Group Holdings Inc. Sr Sub Notes, 9.75%,
     11/15/03...............................................      10,500,000            7,770,000
    Willis Corroon Corp. Sr Sub Notes, 9.00%, 02/01/09......       9,000,000            7,492,500
                                                                                   --------------
                                                                                       33,735,232
                                                                                   --------------
  FOREST & PAPER PRODUCTS (5.0%)
    Container Corp. of America Sr Notes, 9.75%, 04/01/03....       5,000,000            5,187,500
    Crown Paper Co. Sr Sub Notes, 11.00%, 09/01/05..........       3,500,000            2,205,000
    Doman Industries Limited Sr Notes, 9.25%, 11/15/07......       8,000,000            6,400,000
    Maxxam Group Holdings Inc. Sr. Notes, 12.00%,
     08/01/03...............................................       4,200,000            3,948,000
    Pindo Deli Financial Mauritius Gtd., 10.75%, 10/01/07...       5,500,000            3,960,000
    Repap New Brunswick First Priority Sr Secured Notes,
     9.00%, 06/01/04........................................      13,000,000           12,675,000
    Repap New Brunswick Sr Notes, 9.871%, 06/01/04 (144A)...       5,000,000(1)(3)(4)      4,925,000
    Stone Container Corp. Sr Secured Notes, 10.75%,
     10/01/02...............................................       5,500,000            5,658,125
    Stone Container Corp. Sr Sub Debs., 12.25%, 04/01/02....       7,500,000            7,518,750
    Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06
     (144A).................................................       5,500,000(1)         5,898,750
    Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05.........       8,500,000            8,840,000
    U.S. Timberlands Finance Corp. Sr Notes, 9.625%,
     11/15/07...............................................       6,500,000            6,053,125
                                                                                   --------------
                                                                                       73,269,250
                                                                                   --------------
  GENERAL INDUSTRIES/MANUFACTURING (6.5%)
    Advanced Micro Devices Sr Notes, 11.00%, 08/01/03.......       4,250,000            4,239,375
    Allied Waste North America Sr Sub Notes, 10.00%,
     08/01/09 (144A)........................................       5,000,000(1)         4,450,000
    Allied Waste North America Sr Notes, 7.625%, 01/01/06...      10,000,000            9,000,000
    Decrane Aircraft Holdings, 12.00%, 09/30/08.............       2,500,000            2,400,000
    Delta Mills Inc. Sr Notes, 9.625%, 09/01/07.............       7,000,000            4,900,000
    Foamex L.P. Sr Sub Notes, 9.875%, 06/15/07..............       2,500,000            2,100,000
    Galey & Lord Inc. Sr Sub Notes, 9.125%, 03/01/08........       7,500,000            1,800,000
    Loral Space & Communication Sr Notes, 9.50%, 01/15/06...       7,500,000            6,825,000
    Nortek Inc Sr Notes, 9.125%, 09/01/07...................       3,500,000            3,395,000
    Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04..............       5,000,000            4,950,000
    Pillowtex Corp. Sr Sub Notes, 10.00%, 11/15/06..........      10,000,000            4,600,000
    Primark Corp. Sr Sub Notes, 9.25%, 12/15/08.............       6,000,000            5,700,000
    Sequa Corp. Sr Notes, 9.00%, 08/01/09...................      11,000,000           10,615,000
    United Rentals Inc. Sr Sub Notes, 9.50%, 06/01/08.......       8,500,000            8,223,750
    Wesco Distribution Inc. Sr Sub Notes, 9.125%,
     06/01/08...............................................       8,000,000            7,520,000
    Westpoint Stevens Inc. Sr Notes, 7.875%, 06/15/08.......       7,500,000            6,712,500
    Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07.......       8,000,000            7,760,000
                                                                                   --------------
                                                                                       95,190,625
                                                                                   --------------
  HEALTH CARE (5.1%)
    Columbia/HCA Healthcare Medium Term Notes, 8.85%,
     01/01/07...............................................       7,500,000            7,463,475
    Columbia/HCA Healthcare Notes, 7.00%, 07/01/07..........       6,500,000            5,755,945
    Columbia/HCA Healthcare Notes, 7.25%, 05/20/08..........       9,000,000            8,015,940
    Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08..............       8,500,000            7,947,500
    Extendicare Health Services Sr Sub Notes, 9.35%,
     12/15/07...............................................       7,000,000            4,690,000
    Genesis Health Ventures Sr Sub Notes, 9.875%,
     01/15/09...............................................       7,500,000            3,000,000
    Integrated Health Services Inc. Sr Sub Notes, 9.50%,
     09/15/07...............................................      12,000,000(5)           900,000
    Magellan Health Services Sr Sub Notes, 9.00%,
     02/15/08...............................................       7,000,000            5,670,000

    The accompanying notes are an integral part of the financial statements.
                                                                               5
                                                                   -------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL             MARKET
                                                                   AMOUNT              VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  HEALTH CARE (CONTINUED)
    Medaphis Corp. Sr Notes, 9.50%, 02/15/05................    $  6,500,000       $    5,037,500
    Pharmerica Inc. Sr Sub Notes, 8.375%, 04/01/08..........       7,000,000            5,250,000
    Tenet Healthcare Corp. Sr Sub Notes, 8.125%, 12/01/08...      12,000,000           11,370,000
    Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07...      10,000,000            9,625,000
                                                                                   --------------
                                                                                       74,725,360
                                                                                   --------------
  HOTELS & GAMING (7.4%)
    Alliance Gaming Corp. Sr Sub Notes, 10.00%, 08/01/07....       6,500,000            3,640,000
    Aztar Corp. Sr Sub Notes, 8.875%, 05/15/07..............       5,000,000            4,800,000
    Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07...........      10,000,000            8,975,000
    Harrahs Operating Co. Inc. Sr Sub Notes, 7.875%,
     12/15/05...............................................      10,000,000            9,775,000
    HMH Properties Sr Notes, 7.875%, 08/01/08...............      12,500,000           11,250,000
    Hollywood Park Operating Inc. Sr Sub Notes, 9.50%,
     08/01/07...............................................       6,000,000            5,985,000
    International Game Technology Sr Notes, 8.375%,
     05/15/09...............................................       6,500,000            6,288,750
    John Q. Hammons Hotels L.P. First Mtg. Notes, 8.875%,
     02/15/04...............................................      10,500,000            9,502,500
    John Q. Hammons Hotels L.P. First Mtg. Notes, 9.75%,
     10/01/05...............................................       7,000,000            6,440,000
    Park Place Entertainment Sr Sub Notes, 7.875%,
     12/15/05...............................................      11,000,000           10,477,500
    Prime Hospitality Corp. First Mtg. Notes, 9.25%,
     01/15/06...............................................       7,000,000            7,070,000
    Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07...       6,000,000            5,820,000
    Sun International Hotels Ltd. Sr Sub Notes, 9.00%,
     03/15/07...............................................       8,500,000            8,138,750
    Trump Atlantic City First Mtg. Notes, 11.25%,
     05/01/06...............................................       8,500,000            6,970,000
    Trump Atlantic City First Mtg. Notes II, 11.25%,
     05/01/06...............................................       5,000,000            4,100,000
                                                                                   --------------
                                                                                      109,232,500
                                                                                   --------------
  METALS & MINING (8.5%)
    AK Steel Corp. Sr Notes, 9.125%, 12/15/06...............      12,000,000           12,150,000
    Armco Inc. Sr Notes, 9.00%, 09/15/07....................       8,000,000            8,110,000
    Centaur Mining Exploration Sr Secured Notes, 11.00%,
     12/01/07...............................................       7,500,000            7,425,000
    EES Coke Battery Co. Inc. Series B Sr Secured Notes,
     9.382%, 04/15/07 (144A)................................       5,750,000(1)         5,462,500
    Freeport McMoran C&G Debs., 7.20%, 11/15/26.............       8,500,000            6,375,000
    Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%,
     12/01/14...............................................      16,000,000           13,760,000
    Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08.....       9,000,000            8,302,500
    Inland Steel Co. First Mortgage, 7.90%, 01/15/07........       7,000,000            6,370,000
    Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%,
     02/15/02...............................................       5,500,000            5,500,000
    Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%,
     10/15/06...............................................       6,000,000            6,015,000
    LTV Corp. Sr Notes, 11.75%, 11/15/09 (144A).............       4,000,000(1)         4,200,000
    LTV Corp. Sr Notes, 8.20%, 09/15/07.....................      12,500,000           11,437,500
    National Steel Corp. First Mtg. Bonds, 8.375%,
     08/01/06...............................................       9,235,000            8,680,900
    Oregon Steel Mills First Mtg. Notes, 11.00%, 06/15/03...       5,000,000            5,150,000
    Wheeling-Pittsburgh Corp. Sr Notes, 9.25%, 11/15/07.....      10,000,000            9,500,000
    WHX Corporation Sr Notes, 10.50%, 04/15/05..............       7,000,000            6,860,000
                                                                                   --------------
                                                                                      125,298,400
                                                                                   --------------
  OIL/GAS (6.3%)
    Clark R&M Inc. Sr Notes, 8.625%, 08/15/08...............       6,000,000            3,900,000
    Clark R&M Inc. Sr Sub Notes, 8.875%, 11/15/07...........       6,000,000            3,300,000
    Crown Central Petroleum Corp. Sr Notes, 10.875%,
     02/01/05...............................................       2,400,000            1,920,000
    Energy Corp. of America Sr Sub Notes, 9.50%, 05/15/07...       5,000,000            3,500,000
    Ferrellgas Partner L.P. Sr Notes, 9.375%, 06/15/06......       6,500,000            6,370,000
    Frontier Oil Corp. Sr Notes, 9.125%, 02/15/06...........       3,500,000            3,202,500
    Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09...........       5,500,000            5,417,500
    Giant Industries Services Inc. Sr Sub Notes, 9.00%,
     09/01/07...............................................      10,000,000            9,250,000
    Grey Wolf Inc. Sr Notes, 8.875%, 07/01/07...............       6,500,000            5,980,000
    Gulf Canada Resources Ltd. Sr Sub Debs., 9.25%,
     01/15/04...............................................      10,000,000            9,998,300
    KCS Energy Inc. Sr Notes, 11.00%, 01/15/03..............      11,000,000(5)         8,690,000
    Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07...      10,000,000            9,300,000
    Parker Drilling Co. Sr Notes, 9.75%, 11/15/06...........       6,000,000            5,880,000

    The accompanying notes are an integral part of the financial statements.
6
-------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL             MARKET
                                                                   AMOUNT              VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  OIL/GAS (CONTINUED)
    RBF Finance Co. Sr Secured Notes, 11.375%, 03/15/09.....    $  6,000,000       $    6,450,000
    Tesoro Petroleum Corp. Sr Sub Notes, 9.00%, 07/01/08....       6,000,000            5,730,000
    Trico Marine Services Sr Notes, 8.50%, 08/01/05.........       3,500,000            3,290,000
                                                                                   --------------
                                                                                       92,178,300
                                                                                   --------------
  REAL ESTATE (5.1%)
    CB Richard Ellis Sr Sub Notes, 8.875%, 06/01/06.........      10,500,000            9,345,000
    Forest City Enterprises Sr Notes, 8.50%, 03/15/08.......       7,500,000            6,975,000
    Lennar Corp. Sr Notes, 7.625%, 03/01/09.................       5,000,000            4,520,400
    LNR Property Corp. Sr Sub Notes, 10.50%, 01/15/09.......       7,500,000            7,425,000
    MDC Holdings Inc. Sr Notes, 8.375%, 02/01/08............      10,000,000            9,200,000
    NVR Inc. Sr Notes, 8.00%, 06/01/05......................       8,500,000            7,990,000
    Rockefeller Center Properties Sr Notes, 0.00%,
     12/31/00...............................................      24,000,000           20,160,000
    Tanger Properties L.P. Sr Notes, 7.875%, 10/24/04.......      10,500,000            9,704,625
                                                                                   --------------
                                                                                       75,320,025
                                                                                   --------------
  RETAIL (2.2%)
    Finlay Fine Jewelry Corp. Sr Notes, 8.375%, 05/01/08....       9,000,000            8,280,000
    G&G Retail Inc. Units, 11.00%, 05/15/06.................       2,500,000            2,125,000
    Nine West Group Inc. Sr Notes, 8.375%, 08/15/05.........       6,000,000            5,977,680
    Petro Stopping Centers Sr Notes, 10.50%, 02/01/07.......       6,000,000            5,565,000
    Travelcenters of America Inc. Sr Sub Notes, 10.25%,
     04/01/07...............................................       6,000,000            5,970,000
    Zale Corp. Sr Notes, 8.50%, 10/01/07....................       5,000,000            4,850,000
                                                                                   --------------
                                                                                       32,767,680
                                                                                   --------------
  TELECOMMUNICATIONS-WIRELESS (4.0%)
    Arch Escrow Corp. Sr Notes, 13.75%, 04/15/08............       8,000,000            6,480,000
    Globalstar L.P. Capital Corp. Sr Notes, 10.75%,
     11/01/04...............................................       6,000,000            3,990,000
    Metrocall Inc. Sr. Sub Notes, 11.00%, 09/15/08..........       6,000,000            3,780,000
    Nextel Communications Sr Discount Notes, 0/10.65%,
     09/15/07...............................................      24,000,000(2)        18,120,000
    Paging Network Sr Sub Notes, 10.125%, 08/01/07..........      12,500,000            3,875,000
    Price Communications Wireless Sr Notes, 9.125%,
     12/15/06...............................................      12,000,000           12,240,000
    Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07........      10,500,000           10,605,000
                                                                                   --------------
                                                                                       59,090,000
                                                                                   --------------
  TELECOMMUNICATIONS-WIRELINE (7.8%)
    Alaska Communications Sr Sub Notes, 9.375%, 05/15/09....       9,000,000            8,707,500
    Call Net Enterprises Sr Discount Notes, 0/8.94%,
     08/15/08...............................................      10,000,000(2)         4,925,000
    E. Spire Communications Sr Discount Notes, 0/10.625%,
     07/01/08...............................................       6,000,000(2)         2,160,000
    Flag Limited Sr Notes, 8.25%, 01/30/08..................      12,000,000           11,040,000
    Global Crossing Holdings Ltd. Sr Notes, 9.125%, 11/15/06
     (144A).................................................      10,000,000(1)         9,887,500
    Global Telesystems Europe Sr Notes, 11.00%, 12/01/09
     (144A).................................................       9,000,000(b)(1)      9,109,679
    Intermedia Communications Sr Discount Notes, 0/11.25%,
     07/15/07...............................................      24,000,000(2)        17,760,000
    Level 3 Communications Sr Notes, 9.125%, 05/01/08.......       9,000,000            8,516,250
    Metromedia Fiber Network Sr Notes, 10.00%, 12/15/09.....       7,000,000(b)         7,226,307
    Metronet Communications Corp. Sr Discount Notes,
     0/9.95%, 06/15/08......................................      10,000,000(2)         8,025,000
    Nextlink Communications Sr Notes, 10.75%, 11/15/08......       6,000,000            6,180,000
    Psinet Inc. Sr Notes, 10.00%, 02/15/05..................      10,000,000            9,900,000
    Williams Communications Group Inc. Sr Notes, 10.875%,
     10/01/09...............................................      10,000,000           10,475,000
                                                                                   --------------
                                                                                      113,912,236
                                                                                   --------------
  TRANSPORTATION (8.0%)
    Canadian Airlines Corp. Sr Notes, 10.00%, 05/01/05......       6,000,000            4,740,000
    Eletson Holdings Inc. First Pfd. Mtg. Notes, 9.25%,
     11/15/03...............................................       5,000,000            4,600,000
    Eurotunnel Finance Tier 1, 5.28%, 01/15/12..............     222,006,204(c)(4)     27,610,181
    Eurotunnel Finance Tier 2, 5.28%, 12/31/18..............     213,000,000(c)(4)     22,892,686
    Eurotunnel Finance Tier 1, 7.03%, 01/15/12..............       5,623,452(d)(4)      7,403,102

    The accompanying notes are an integral part of the financial statements.
                                                                               7
                                                                   -------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL             MARKET
                                                                   AMOUNT              VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  TRANSPORTATION (CONTINUED)
    Eurotunnel Finance Tier 2, 7.03%, 12/31/18..............    $ 18,623,452(d)(4) $   21,057,723
    Navigator Gas Transport First Priority Ship Mtg. Notes,
     10.50%, 06/30/07 (144A)................................       6,000,000(1)         2,760,000
    Piedmont Aviation Inc. Equipment Trust Certificates 1988
     Series F, 10.15%, 03/28/03.............................       1,000,000              981,150
    Sea Containers Ltd. Sr Notes, 7.875%, 02/15/08..........       7,500,000            6,375,000
    Sea Containers Ltd. Sr Notes, 9.50%, 07/01/03...........       3,000,000            2,940,000
    Stena AB Sr Notes, 10.50%, 12/15/05.....................       5,000,000            4,575,000
    Stena Line AB Sr Notes, 10.625%, 06/01/08...............       7,500,000            4,500,000
    U.S. Air Inc. Equipment Trust Certificates 1988 Series
     B, 10.00%, 01/15/02....................................       1,334,000            1,316,138
    U.S. Air Inc. Equipment Trust Certificates 1990 Series
     A, 11.20%, 03/19/05....................................       3,138,023            3,279,234
    U.S. Air Inc. Equipment Trust Certificates 1990 Series
     B, 10.33%, 06/27/02....................................         803,000              795,516
    U.S. Air Inc. Equipment Trust Certificates 1990 Series
     D, 10.28%, 06/27/01....................................         837,000              833,300
    U.S. Air Inc. Equipment Trust Certificates 1990 Series
     D, 10.43%, 06/27/04....................................       1,014,000              995,931
                                                                                   --------------
                                                                                      117,654,961
                                                                                   --------------
  UTILITIES (3.9%)
    AES Corp. Sr Notes, 8.00%, 12/31/08.....................       4,000,000            3,650,000
    AES Corp. Sr Sub Notes, 8.50%, 11/01/07.................      12,000,000           11,190,000
    AES Eastern Energy Pass Through Certs., 9.00%, 01/02/17
     (144A).................................................       8,000,000(1)         7,640,000
    Caithness Coso Fund Corp. Sr Secured Notes, 9.05%,
     12/15/09...............................................       8,000,000            7,960,000
    Calpine Corp. Sr Notes, 8.75%, 07/15/07.................       8,500,000            8,500,000
    Calpine Corp. Sr Notes, 10.50%, 05/15/06................       5,500,000            5,830,000
    Project Orange Funding Sr Secured Notes, 10.50%,
     09/15/07 (144A)........................................       6,000,000(1)         5,970,000
    Tucson Electric Power Company, Springerville Unit 1,
     10.21%, 01/01/09.......................................       5,526,015            5,691,796
                                                                                   --------------
                                                                                       56,431,796
                                                                                   --------------
    TOTAL CORPORATE BONDS (COST $1,536,235,201).............                        1,379,215,052
                                                                                   --------------
ASSET-BACKED SECURITIES (1.7%)
  REAL ESTATE (0.6%)
    First Plus Home Loan Owner Trust 1997-4 Class B1, 7.69%,
     09/11/23...............................................       4,000,000            3,303,750
    First Plus Home Loan Owner Trust 1998-4 Class B1, 8.21%,
     09/10/24...............................................       3,000,000            2,438,438
    National Convenience Realty Co. Secured Notes, 9.50%,
     06/30/03...............................................         360,784(4)           366,196
    RTC Mtg. Tr. Series 1994-C1 Class F Mortgage Loan Backed
     Bonds, 8.00%, 06/25/26.................................       1,893,949            1,879,744
    RTC Mtg. Tr. Series 1994-C2 Class G Mortgage Loan Backed
     Bonds, 8.00%, 04/25/25.................................       1,345,621            1,335,529
                                                                                   --------------
                                                                                        9,323,657
                                                                                   --------------
  STRUCTURED FINANCE (1.1%)
    Carlyle High Yield Partners Sr Sub Secured Notes Class
     C, 8.74%, 05/15/07.....................................       8,000,000            7,880,000
    DLJ CBO Ltd. Sr Secured Fixed Rate Notes Class B,
     8.345%, 04/15/11 (144A)................................       8,500,000(1)         8,298,125
                                                                                   --------------
                                                                                       16,178,125
                                                                                   --------------
    TOTAL ASSET-BACKED SECURITIES (COST $24,928,446)........                           25,501,782
                                                                                   --------------
PREFERRED STOCKS (1.7%)
  HEALTH CARE (1.0%)
    Fresenius Medical Care Capital Trust II Pfd., 7.875%,
     02/01/08...............................................       5,000,000            4,650,000
    Fresenius Medical Care Capital Trust Pfd., 9.00%,
     12/01/06...............................................      10,000,000            9,800,000
                                                                                   --------------
                                                                                       14,450,000
                                                                                   --------------
  TELECOMMUNICATIONS-WIRELESS (0.7%)
    Centaur Funding Corp. Pfc. Series B, 9.08%, 04/21/20
     (144A).................................................      10,000,000(1)        10,300,000
                                                                                   --------------
    TOTAL PREFERRED STOCKS (COST $24,949,392)...............                           24,750,000
                                                                                   --------------

    The accompanying notes are an integral part of the financial statements.
8
-------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL             MARKET
                                                                   AMOUNT              VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.8%)
    Bank of New York Repurchase Agreement, 4.00%, 01/03/00
     (dated 12/31/99; proceeds $11,332,976, collateralized
     by $11,515,000 U.S. Treasury Notes, 5.875%, due
     10/31/01, valued at $11,558,181).......................    $ 11,329,200       $   11,329,200
                                                                                   --------------
    TOTAL REPURCHASE AGREEMENT (COST $11,329,200)...........                           11,329,200
                                                                                   --------------
    TOTAL INVESTMENTS (COST $1,597,442,239)(+) -- 98.1%.....                        1,440,796,034
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.9%..............                           28,447,990
                                                                                   --------------
    TOTAL NET ASSETS -- 100.0%..............................                       $1,469,244,024
                                                                                   ==============

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ................    $   2,061,416
Unrealized depreciation ................     (158,707,621)
                                            -------------
Net unrealized depreciation ............    $(156,646,205)
                                            =============

Principal denominated in the following currencies:

(a) Deutsche Mark
(b) European Currency Unit
(c) French Franc
(d) British Pound

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Step-Up bond.
(3) Interest rate in effect at December 31, 1999.
(4) Illiquid security.
(5) Security in default.

    The accompanying notes are an integral part of the financial statements.
                                                                               9
                                                                   -------------

                                     OFFIT
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The year-to-date total return of the OFFIT Emerging Markets Fund through December 31, 1999 was 27.81%. For the quarter ending December 31, 1999, the Fund had a total return of 11.41%. For the same periods the Lipper Emerging Markets Debt Fund Objective's total return was 24.40% and 12.30%, respectively. As of December 31, 1999, the Fund had a 30-day SEC yield of 12.9%, a current yield of 11.2%, an average duration of approximately 3.8 years, and a net asset value per share of $9.31.

Despite unusual volatility in global financial markets over the last six years and a negative return in 1998, the Fund has returned an average of 11.3% annually since its March 1994 inception. This underlines the importance and long-term value of investing through full market cycles. We believe that OFFITBANK's strategy of focusing on well researched, US dollar-denominated corporate debt has been the primary factor contributing to our outperformance over the Lipper Emerging Markets Debt Fund Objective average for the year.

In fact, our analysis reveals that an 11.5% allocation to the OFFIT Emerging Markets Fund would have added 75 basis points of return to the Lehman Brothers Aggregate Bond index return for the period since the inception of the Fund (March 8, 1994 to December 31, 1999), without having added any additional volatility to the portfolio. This provides another indication of the diversification benefits of a modest allocation to emerging markets bonds within a typical global bond portfolio.

Today, the Fund remains invested solely in US dollar-denominated bonds, of which approximately 80% were invested in Latin American corporate bonds and the remainder in government bonds from the region. At year end, the country allocations across Latin America are approximately as follows: Brazil, 47%; Mexico, 28%; and Argentina, 20%. Cash and accrued interest represent the remaining 5%.

Emerging markets bonds had a strong total return performance in the fourth quarter of 1999, as the markets became less concerned with Y2K issues and focused instead on improving global macroeconomic conditions that favor emerging markets, and Latin America in particular. Emerging markets bond spreads tightened by approximately 325 basis points during 1999--275 basis points of the tightening occurred in the fourth quarter--as growth gradually resumed and commodity prices stabilized. GDP growth across the primary markets in Latin America contracted by 0.5% for 1999, but was already rebounding by the fourth quarter. In contrast, 2000's forecasted average growth in the region is approximately 3.5% to 4.5%.

In the near term, the Fund's current and SEC yields of 11.2% and 12.9%, respectively, provide a significant cushion to a moderate increase in interest rates in the US, Japan and the European Union.

The Fund's investment strategy remains to be invested predominantly in US dollar-denominated, corporate bonds within Latin America with the flexibility of investing in broader global emerging markets as compelling fundamentally sound opportunities present themselves.

Richard M. Johnston                                           Richard C. Madigan

January 19, 2000

10
-------------

                                     OFFIT
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT Emerging Markets Fund at the trading commencement date of March 8, 1994 and held through December 31, 1999 as well as the performance of the J.P. Morgan Latin America Eurobond Index and the J.P. Morgan Emerging Markets Bond Index+ over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the J.P. Morgan Emerging Markets Bond Index+, J.P. Morgan Latin America Eurobond Index and the Lipper Emerging Markets Debt Fund Objective. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                                   J.P. Morgan
                                                              OFFIT Emerging              Lipper Emerging             Emerging
                                                                Markets Fund  Markets Debt Fund Objective  Markets Bond Index+
3/8/1994                                                            $250,000                     $250,000             $250,000
12/31/1994                                                          $240,114                     $221,380             $223,245
12/31/1995                                                          $296,290                     $264,063             $283,016
12/31/1996                                                          $374,294                     $364,884             $394,257
12/31/1997                                                          $414,750                     $416,020             $445,583
12/31/1998                                                          $365,244                     $327,773             $381,644
12/31/1999                                                          $466,904                     $407,755             $480,771
Total Return                                                                                     One Year           Five Years
OFFIT Emerging Markets Fund*                                                                       27.81%               14.23%
Composite Index; 50% J.P. Morgan Emerging Markets Bond
Index+
and 50% J.P. Morgan Latin America Eurobond Index                                                   21.89%               15.16%
J.P. Morgan Latin America Eurobond Index                                                           17.80%               13.73%
J.P. Morgan Emerging Markets Bond Index+                                                           25.97%               16.58%
Lipper Emerging Markets Debt Fund Objective                                                        24.40%               12.99%

                                                                                        50% J.P. MORGAN EMERGING
                                                                                               Markets Bond Index+

                                                                   J.P. Morgan Latin           and 50% J.P. Morgan
                                                              America Eurobond Index  Latin America Eurobond Index
3/8/1994                                                                    $250,000                      $250,000
12/31/1994                                                                  $223,131                      $223,188
12/31/1995                                                                  $279,125                      $281,070
12/31/1996                                                                  $333,644                      $363,951
12/31/1997                                                                  $370,364                      $407,974
12/31/1998                                                                  $360,469                      $371,056
12/31/1999                                                                  $424,626                      $452,699
                                                                     Since Inception
Total Return                                                         (March 8, 1994)
OFFIT Emerging Markets Fund*                                                  11.30%
Composite Index; 50% J.P. Morgan Emerging Markets Bond
Index+
and 50% J.P. Morgan Latin America Eurobond Index                              10.71%
J.P. Morgan Latin America Eurobond Index                                       9.51%
J.P. Morgan Emerging Markets Bond Index+                                      11.86%
Lipper Emerging Markets Debt Fund Objective                                    8.75%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                              11
                                                                   -------------

                                     OFFIT
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL        MARKET
                                                                  AMOUNT          VALUE
-------------------------------------------------------------------------------------------
CORPORATE BONDS (80.8%)
  BUILDING MATERIALS (6.2%)
    MEXICO (6.2%)
      Cemex International Capital LLC 9.66%, 11/29/49.......    $ 5,300,000    $  5,194,000
      Internacional de Ceramica S.A., 9.75%, 08/01/02.......      7,150,000       5,577,000
                                                                               ------------
                                                                                 10,771,000
                                                                               ------------
  CABLE (4.5%)
    ARGENTINA (3.4%)
      Cablevision S.A., 13.75%, 05/01/09....................      6,025,000       5,859,312
                                                                               ------------
    BRAZIL (1.1%)
      Globo Cabo S.A., 12.625%, 06/18/04....................      1,913,000       1,927,347
                                                                               ------------
                                                                                  7,786,659
                                                                               ------------
  FOOD (9.7%)
    ARGENTINA (4.3%)
      Mastellone Hermanos S.A., 11.75%, 04/01/08............      9,275,000       7,420,000
                                                                               ------------
    BRAZIL (5.4%)
      Arisco Produtos Alimenticios, 10.75%, 05/22/05........     10,340,000       9,461,100
                                                                               ------------
                                                                                 16,881,100
                                                                               ------------
  INDUSTRIAL (9.0%)
    MEXICO (9.0%)
      Sanluis Corp. S.A., 8.875%, 03/18/08..................      8,750,000       7,809,375
      Vicap S.A., 10.25%, 05/15/02..........................        750,000         721,875
      Vicap S.A., 11.375%, 05/15/07.........................      7,800,000       7,176,000
                                                                               ------------
                                                                                 15,707,250
                                                                               ------------
  INFRASTRUCTURE (2.2%)
    ARGENTINA (2.2%)
      Cia Latino Americana, 11.625%, 06/01/04...............      6,050,000       3,872,000
                                                                               ------------
  MEDIA (7.3%)
    BRAZIL (7.3%)
      Globo Communicacoes Participacoes, 10.50%, 12/20/06...      3,250,000       2,811,250
      Globo Communicacoes Participacoes, 10.625%,
       12/05/08.............................................      5,720,000       4,854,850
      RBS Participacoes S.A., 11.00%, 04/01/07..............      5,900,000       5,000,250
                                                                               ------------
                                                                                 12,666,350
                                                                               ------------
  OIL AND GAS (5.8%)
    ARGENTINA (1.5%)
      Perez Companc S.A., 9.00%, 05/01/06...................      2,850,000       2,536,500
                                                                               ------------
    BRAZIL (4.3%)
      Cia Petrolifera Marlim, 13.125%, 12/17/04.............      7,250,000       7,467,500
                                                                               ------------
                                                                                 10,004,000
                                                                               ------------
  PACKAGING (4.2%)
    MEXICO (4.2%)
      Grupo Industrial Durango, 12.625%, 08/01/03...........      7,315,000       7,260,138
                                                                               ------------
  PETROCHEMICALS (3.8%)
    BRAZIL (3.8%)
      Copene Petroquimica do Nordeste S.A., 9.00%,
       06/25/07.............................................      4,395,000       4,043,400
      OPP Petroquimica S.A., 11.00%, 10/29/04...............        500,000         440,000
      Trikem S.A., 10.625%, 07/24/07........................      3,100,000       2,170,000
                                                                               ------------
                                                                                  6,653,400
                                                                               ------------

    The accompanying notes are an integral part of the financial statements.
12
-------------

                                     OFFIT
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL        MARKET
                                                                  AMOUNT          VALUE
-------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  RETAIL (1.8%)
    ARGENTINA (1.8%)
      Disco S.A., 9.125%, 05/15/03..........................    $ 1,200,000    $  1,086,000
      Disco S.A., 9.875%, 05/15/08..........................      2,400,000       2,094,000
                                                                               ------------
                                                                                  3,180,000
                                                                               ------------
  STEEL (13.7%)
    ARGENTINA (3.1%)
      Acindar, 11.25%, 02/15/04.............................      7,000,000       5,390,000
                                                                               ------------
    BRAZIL (6.1%)
      CSN Iron S.A., 9.125%, 06/01/07.......................     10,000,000       8,337,500
      Metalurgica Gerdau S.A., 11.125%, 05/24/04............      2,250,000       2,205,000
                                                                               ------------
                                                                                 10,542,500
                                                                               ------------
    MEXICO (4.5%)
      Hylsa S.A. de C.V., 9.25%, 09/15/07...................      8,860,000       7,841,100
                                                                               ------------
                                                                                 23,773,600
                                                                               ------------
  TELECOMMUNICATIONS (6.8%)
    ARGENTINA (2.7%)
      Impsat Corp., 12.125%, 07/15/03.......................      2,000,000       1,830,000
      Telefonica de Argentina, 9.125%, 05/07/08.............      3,150,000       2,732,625
                                                                               ------------
                                                                                  4,562,625
                                                                               ------------
    MEXICO (4.1%)
      Alestra S.A. de C.V., 12.625%, 05/15/09...............      7,175,000       7,210,875
                                                                               ------------
                                                                                 11,773,500
                                                                               ------------
  UTILITIES (5.8%)
    BRAZIL (5.8%)
      COPEL, 9.75%, 05/02/05................................      2,750,000       2,626,250
      Furnas Centrais Electricas S.A., 9.00%, 05/23/05......      1,200,000       1,134,000
      SABESP, 10.00%, 07/28/05..............................      7,390,000       6,281,500
                                                                               ------------
                                                                                 10,041,750
                                                                               ------------
      TOTAL CORPORATE BONDS (COST $148,335,463).............                    140,370,747
                                                                               ------------
FOREIGN GOVERNMENTS (14.4%)
  SOVEREIGN DEBT (14.4%)
    ARGENTINA (0.8%)
      Republic of Argentina, 11.75%, 04/07/09...............      1,400,000       1,395,100
                                                                               ------------
    BRAZIL (13.6%)
      Republic of Brazil, 11.625%, 04/15/04.................     17,000,000      16,991,500
      Republic of Brazil EI, Floating Rate Notes, 6.938%,
       04/15/06.............................................      7,614,000(1)    6,676,717
                                                                               ------------
                                                                                 23,668,217
                                                                               ------------
      TOTAL FOREIGN GOVERNMENTS (COST $23,527,580)..........                     25,063,317
                                                                               ------------
RIGHTS/WARRANTS (0.0%)
  BANKS (0.0%)
    ARGENTINA (0.0%)
      Banco Hipotecario.....................................         18,000           2,700
                                                                               ------------
      TOTAL RIGHTS/WARRANTS (COST $10,800)..................                          2,700
                                                                               ------------

    The accompanying notes are an integral part of the financial statements.
                                                                              13
                                                                   -------------

                                     OFFIT
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL        MARKET
                                                                  AMOUNT          VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
  UNITED STATES (3.7%)
    Bank of New York Repurchase Agreement, 4.00%, 01/03/00
     (dated 12/31/99; proceeds $6,326,208, collaterized by
     $6,305,000 U.S. Treasury Notes 5.875% due 10/31/01,
     valued at $6,390,720)..................................    $ 6,324,100    $  6,324,100
                                                                               ------------
    TOTAL REPURCHASE AGREEMENT (COST $6,324,100)............                      6,324,100
                                                                               ------------
    TOTAL INVESTMENTS (COST $178,197,943)(+) -- 98.9%.......                    171,760,864
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.1%..............                      1,963,174
                                                                               ------------
    TOTAL NET ASSETS -- 100.0%..............................                   $173,724,038
                                                                               ============

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation .................    $  5,074,246
Unrealized depreciation .................     (11,511,325)
                                             ------------
Net unrealized depreciation .............    $ (6,437,079)
                                             ============

(1) Interest rate in effect at December 31, 1999.

Country Diversification (as a percentage of Total Investments):

Argentina ...............................           19.92%
Brazil  .................................           47.99%
Mexico  .................................           28.41%
United States  ..........................            3.68%
                                                    -----
                                                   100.00%
                                                    -----
                                                    -----

    The accompanying notes are an integral part of the financial statements.
14
-------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------
The year-to-date performance of the OFFIT Latin America Equity Fund through December 31, 1999 was 52.76%. For the quarter ending December 31, 1999 the Fund generated a total return of 43.77%. As of December 31, 1999, the Fund had a net asset value per share of $11.08.

As of December 31, 1999, the Fund remained diversified across the three largest economies in Latin America: Brazil (54%); Mexico (36%); and Argentina (8%). The Fund was invested across 11 industries with the largest allocations to Telecommunications (23%), Retail (15%), Media (11%), and Iron/Steel (11%).

Latin American equity markets had strong total return performance in the fourth quarter of 1999 as the markets became less concerned with Y2K issues and focused instead on companies' improving fundamentals, attractive valuations, and strengthening macroeconomic conditions in Latin America. Additionally, GDP growth across the primary markets in Latin America contracted by 0.5% in 1999; in contrast, 2000 forecasted average growth in the region is 3.5% to 4.5%.

The strong performance of the fourth quarter was led by "knowledge-based" and financial sectors--telecommunications, media, and banking--as companies in these sectors announced their Internet and e-commerce strategies.

We believe that the significantly improving macroeconomic outlook for the year 2000 accompanied by attractive valuations and expectations of high earnings growth, will drive investment returns this year. Under this scenario, we think that our philosophy of investing in companies with solid earnings growth and strong underlying business franchises at attractive valuations will benefit the performance of the Fund. Our assumption is that if the companies that we have focused on deliver the expected earnings, equity valuations will expand accordingly.

Richard M. Johnston

January 19, 2000

                                                                              15
                                                                   -------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT Latin America Equity Fund at the trading commencement date of February 13, 1996 and held through December 31, 1999 as well as the performance of the ING Barings Emerging Markets--Latin America Equity Index. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2/13/1996                           OFFIT LATIN AMERICAN  ING BARINGS EMERGING
                                        EQUITY FUND       MARKETS-LATIN AMERICA
                                          $250,000            EQUITY INDEX
                                                                $250,000
6/30/1996                                       $271,686               $260,942
12/31/1996                                      $308,425               $267,341
6/30/1997                                       $408,202               $375,022
12/31/1997                                      $383,042               $343,192
6/30/1998                                       $302,813               $277,284
12/31/1998                                      $203,155               $221,737
6/30/1999                                       $239,695               $280,608
12/31/1999                                      $310,298               $342,814
                                                                                     Since Inception
Total Return                                                           One Year  (February 13, 1996)
OFFIT Latin America Equity Fund*                                         52.76%                5.67%
ING Barings Emerging
Markets-Latin America Equity Index                                       54.60%                7.86%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

16
-------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS (44.7%)
  BANKS (2.7%)
    ARGENTINA (2.7%)
      Banco de Galicia y Buenos Aires S.A. de C.V -- ADR....         32,157       $   637,110
                                                                                  -----------
  BEVERAGES (1.2%)
    MEXICO (1.2%)
      Coca-Cola Femsa S.A. -- ADR...........................         16,800           295,050
                                                                                  -----------
  BREWERY (3.0%)
    MEXICO (3.0%)
      Grupo Modelo S.A. de C.V. Series C....................        262,100           719,219
                                                                                  -----------
  BUILDING MATERIALS (4.9%)
    MEXICO (4.9%)
      Cemex S.A. de C.V. -- ADR*............................         42,299         1,179,085
                                                                                  -----------
  ENTERTAINMENT (2.2%)
    MEXICO (2.2%)
      Corporacion Interamericana de Entretenimiento S.A.
       Class B*.............................................        131,939           527,060
                                                                                  -----------
  FOOD (1.8%)
    MEXICO (1.8%)
      Grupo Industrial Bimbo S.A. de C.V. Series A*.........        191,730           427,978
                                                                                  -----------
  IRON & STEEL (6.4%)
    ARGENTINA (0.2%)
      Acindar *.............................................         25,000            40,006
                                                                                  -----------
    BRAZIL (4.0%)
      Companhia Siderurgica Nacional S.A....................         24,790           960,587
                                                                                  -----------
    MEXICO (2.2%)
      Hylsamex S.A..........................................        120,000           352,084
      Industrias CH S.A. Series B*..........................         69,300           183,581
                                                                                  -----------
                                                                                      535,665
                                                                                  -----------
                                                                                    1,536,258
                                                                                  -----------
  OIL/GAS (1.4%)
    ARGENTINA (1.4%)
      Perez Companc S.A. Class B............................         65,550           335,663
                                                                                  -----------
  PAPER PRODUCTS (1.2%)
    MEXICO (1.2%)
      Kimberly Clark de Mexico S.A de C.V. Class A..........         75,000           292,876
                                                                                  -----------
  RETAIL (7.5%)
    MEXICO (7.5%)
      Cifra S.A. de C.V. Series V*..........................        389,757           781,561
      Organizacion Soriana S.A. de C.V. Class B.............        219,200         1,006,353
                                                                                  -----------
                                                                                    1,787,914
                                                                                  -----------
  TELECOMMUNICATIONS -- WIRED (6.8%)
    ARGENTINA (0.4%)
      Telefonica de Argentina S.A. Class B -- ADR...........          2,920            90,155
                                                                                  -----------
    MEXICO (6.4%)
      Carso Global Telecommunication Class A................         59,292           556,938
      Telefonos de Mexico S.A. Series L -- ADR..............          8,600           967,500
                                                                                  -----------
                                                                                    1,524,438
                                                                                  -----------
                                                                                    1,614,593
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              17
                                                                   -------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
  TELEVISION BROADCASTING (5.6%)
    MEXICO (5.6%)
      Grupo Televisa S.A. -- GDR............................         19,900       $ 1,358,175
                                                                                  -----------
      TOTAL COMMON STOCKS (COST $8,182,535).................                       10,710,981
                                                                                  -----------
PREFERRED STOCKS (53.7%)
  BANKS (8.4%)
    BRAZIL (8.4%)
      Banco Bradesco S.A. Class A...........................         49,685           389,723
      Banco Itau S.A. Class A...............................          9,530           817,686
      Unibanco Class A -- GDR...............................         26,740           805,543
                                                                                  -----------
                                                                                    2,012,952
                                                                                  -----------
  CABLE NETWORKS (3.5%)
    ARGENTINA (3.5%)
      Globo Cabo S.A. -- ADR*...............................         46,200           831,600
                                                                                  -----------
  IRON & STEEL (4.8%)
    BRAZIL (4.8%)
      Gerdau Metalurgica S.A................................          5,000           240,797
      Gerdau S.A. -- ADR....................................         16,500           434,156
      Gerdau S.A. Class A...................................         17,600           467,645
                                                                                  -----------
                                                                                    1,142,598
                                                                                  -----------
  METALS & MINING (5.0%)
    BRAZIL (5.0%)
      Companhia Vale do Rio Doce S.A. Class A...............         43,250         1,197,066
                                                                                  -----------
  OIL/GAS (6.6%)
    BRAZIL (6.6%)
      Petroleo Brasileiro S.A. Class A......................          6,160         1,568,558
                                                                                  -----------
  RETAIL (7.1%)
    BRAZIL (7.1%)
      Companhia Brasileira de Distribuicao Grupo Pao de
       Acucar Class A.......................................         51,436         1,708,364
                                                                                  -----------
  TELECOMMUNICATIONS (8.2%)
    BRAZIL (8.2%)
      Embratel Participacoes S.A. Class A...................         31,200           803,100
      Telecomunicacoes Brasileiras S.A. -- ADR..............          1,000           128,500
      Telecomunicacoes Brasileiras S.A......................          7,800         1,025,464
                                                                                  -----------
                                                                                    1,957,064
                                                                                  -----------
  TELECOMMUNICATIONS -- WIRED (2.3%)
    BRAZIL (2.3%)
      Telesp Participacoes..................................          6,402           150,634
      Telesp Participacoes S.A. -- ADR......................          5,600           136,850
      Telesp Participacoes S.A. Class A.....................         10,580           256,520
                                                                                  -----------
                                                                                      544,004
                                                                                  -----------
  TELECOMMUNICATIONS -- WIRELESS (6.1%)
    BRAZIL (6.1%)
      Telemig Celular S.A. Class C..........................             50               904
      Telerj Celular S.A. Class B...........................              1                27
      Telesp Celular Participacoes S.A. Class A.............         10,810           191,486
      Telesp Celular Participacoes S.A. -- ADR..............          7,595           321,838
      Telesp Celular S.A. Class B...........................         12,126           959,861
                                                                                  -----------
                                                                                    1,474,116
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.
18
-------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
  UTILITIES (1.7%)
    BRAZIL (1.7%)
      Companhia Paranaense de Energia Class B*..............         42,900       $   415,583
                                                                                  -----------
      TOTAL PREFERRED STOCKS (COST $8,687,896)..............                       12,851,905
                                                                                  -----------
RIGHTS/WARRANTS (0.0%)
  BANKING (0.0%)
    BRAZIL (0.0%)
      Banco Bradesco Rights.................................          3,226               832
                                                                                  -----------
  METALS & MINING (0.0%)
    BRAZIL (0.0%)
      Companhia Vale do Rio Doce S.A........................         40,400                 0
                                                                                  -----------
      TOTAL RIGHTS/WARRANTS (COST $0).......................                              832
                                                                                  -----------
REPURCHASE AGREEMENT (1.7%)
  UNITED STATES (1.7%)
    Chase Manhattan Bank Repurchase Agreement, 2.00%,
     01/04/00 (dated 12/31/99; proceeds $395,663,
     collateralized by $410,000 U.S. Treasury Note 4.50% due
     09/30/00, valued at $405,452)..........................    $   395,575           395,575
                                                                                  -----------
    TOTAL REPURCHASE AGREEMENT (COST $395,575)..............                          395,575
                                                                                  -----------
    TOTAL INVESTMENTS (COST $17,266,006)(+)  -- 100.1%......                       23,959,293
    LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)............                          (14,542)
                                                                                  -----------
    TOTAL NET ASSETS -- 100.0%..............................                      $23,944,751
                                                                                  ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..................    $7,015,272
Unrealized depreciation ..................      (321,985)
                                              ----------
Net unrealized appreciation ..............    $6,693,287
                                              ==========

*   Denotes non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

Country Diversification (as a percentage of Total Investments):

Argentina ....................................      8.08%
Brazil .......................................     54.18%
Mexico .......................................     36.09%
United States ................................      1.65%
                                                  ------
                                                  100.00%
                                                  ======

    The accompanying notes are an integral part of the financial statements.
                                                                              19
                                                                   -------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Although the municipal market outperformed the high grade taxable market throughout 1999, at year-end most municipal investors were faced with negative returns. The magnitude of the loss was correlated to the maturity: the longer the bond, the greater the loss. Although income offset most of the Fund's price decline in 1999, the total return net of fees and expenses for 1999 was a disappointing -0.65%. By comparison, the Lehman 5 and 7 year Municipal Indices returned 0.74% and -0.14%, respectively. For the high grade fixed income markets, the 1999 municipal returns do not look so pallid when compared to the -3.5% after-tax (39.6%) return of a five-year U.S. Treasury note. Since the Fund's inception on April 3, 1995, the annualized return net of fees and expenses was 5.23%. The Lehman Brothers 5 Year Municipal Index's annualized return was 5.14% for the same time period.

For the municipal market in 1999, the continued low inflation rate, improving credit fundamentals, and a decline in new supply could not offset the negative impact of sharply increasing Treasury yields and a stronger economy. Although municipal yields did not match the ten-year Treasury yield's increase of 180 basis points, ten-year municipal yields did increase 95 basis points from 4.14% on December 31, 1998 to 5.09% on December 31, 1999. The higher yields are reflected in the Fund's 30-day SEC yield of 4.61% at year-end. Consequently, we are beginning 2000 with a SEC yield of 75 basis points higher than year-end 1998's 3.85% yield. This higher yield environment will eventually provide opportunities for reinvestment.

We continue to focus on stable and improving credits, many of which have benefited from the strengthening of New York State's economy during the past few years. Wall Street's good fortunes have particularly impacted our largest New York holdings--New York State, New York City, NYS Local Government Assistance Corporation (LGAC's), and MAC's--all credits that depend on sales and personal income taxes. The region's strength is reflected in S&P's upgrade of New York State from A to A+ in November 1999. Excluded from the portfolio are the marginal and declining credits. Specifically, we have avoided Nassau County. Our avoidance of innovative and risky financing is further exemplified by our decision not to purchase New York City's tobacco bonds, which were issued under the Tobacco Settlement Asset Securitization Corporation (TSASC).

After a difficult fixed income year which is more disheartening in light of the healthy returns of some widely followed stock indices, the logical question is "why bonds?" There are four primary reasons for an individual to own municipal bonds:

    - The lower volatility provides an anchor that is particularly valuable when equity markets are less rewarding.

    - The tax-free income stream is dependable.

    - Preservation of principal, as bonds are interest-bearing obligations which stipulate the repayment of principal.

    - Finally, bonds provide a steady return when viewed over long-term time horizons, e.g., the Fund's annualized after-tax return since inception is greater than 5%.

Looking forward, we believe that today's market discounts many negatives. Although the bond market may be vulnerable in the short term, we are confident that the resolve of the Federal Reserve Board and many central banks around the world is to raise rates to extinguish inflation before it gathers steam. Higher short-term interest rates will eventually slow the economy and result in a lower rate environment.

Michael Pietronico                                              Carolyn N. Dolan

January 19, 2000

20
-------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT New York Municipal Fund at the trading commencement date of April 3, 1995 and held through December 31, 1999 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                         Lehman Brothers
                                        OFFIT New York  5 Year Municipal
                                        Municipal Fund        Bond Index
4/3/1995                                      $250,000          $250,000
6/30/1995                                     $256,160          $256,666
12/31/1995                                    $270,276          $268,200
6/30/1996                                     $269,954          $269,680
12/31/1996                                    $280,342          $279,570
6/30/1997                                     $288,231          $286,303
12/31/1997                                    $302,386          $297,413
6/30/1998                                     $309,555          $304,233
12/31/1998                                    $320,642          $314,803
6/30/1999                                     $317,090          $314,164
12/31/1999                                    $318,552          $317,146
                                                                          Since Inception
Total Return                                                    One Year  (April 3, 1995)
OFFIT New York Municipal Fund*                                   (0.65%)            5.23%
Lehman Brothers 5 Year Municipal Index                             0.74%            5.14%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                              21
                                                                   -------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
FLOATING RATE NOTES (3.7%)
  TRANSPORTATION REVENUE (2.8%)
    New York State Thruway Authority (FGIC), 4.90%,
     01/01/24, 1-Day Notes*.................................    $  400,000    $   400,000
    Port Authority of New York & New Jersey Bonds Series 86,
     4.90%, 06/01/20*.......................................     1,500,000      1,500,000
                                                                              -----------
                                                                                1,900,000
                                                                              -----------
  WATER & SEWER REVENUE (0.9%)
    New York City Municipal Water Financing Authority Water
     & Sewer System Revenue Bonds Series G (FGIC), 4.70%,
     06/15/24, 1-Day Notes*.................................       600,000        600,000
                                                                              -----------
    TOTAL FLOATING RATE NOTES (COST $2,500,000).............                    2,500,000
                                                                              -----------
MUNICIPAL BONDS (92.9%)
  EDUCATION REVENUE (7.4%)
    New York State Dormitory Authority Revenue Bonds New
     York University (MBIA), 5.50%, 07/01/10................     2,000,000      2,030,000
    New York State Dormitory Authority Revenue Bonds
     Columbia University, 5.00%, 07/01/02...................       500,000        505,625
    New York State Dormitory Authority Revenue Bonds
     Columbia University, 5.25%, 07/01/06...................       500,000        510,625
    New York State Dormitory Authority Revenue Bonds Cornell
     University, 4.80%, 07/01/03............................       250,000        252,187
    New York State Dormitory Authority Revenue Bonds Cornell
     University, 5.25%, 07/01/07............................       350,000        355,250
    New York State Dormitory Authority Revenue Bonds New
     York University (MBIA), 5.50%, 07/01/04................       390,000        401,700
    New York State Dormitory Authority Revenue Bonds
     Rockefeller University, 5.00%, 07/01/10................       500,000        491,875
    New York State Dormitory Authority Revenue Bonds Vassar
     College, 5.00%, 07/01/09...............................       500,000        488,750
                                                                              -----------
                                                                                5,036,012
                                                                              -----------
  GENERAL OBLIGATIONS (31.7%)
    Albany County General Obligation Bonds (FGIC), 4.80%,
     10/01/02...............................................       850,000        854,250
    Albany County General Obligation Bonds Series B (FGIC),
     5.60%, 03/15/07........................................       300,000        310,500
    Albany County General Obligation Bonds Series B (FGIC),
     5.60%, 03/15/09........................................       400,000        411,000
    Dutchess County General Obligation Bonds, 4.90%,
     08/01/04...............................................       215,000        216,344
    Hempstead General Obligation Bonds (AMBAC), 5.00%,
     02/15/09...............................................       500,000        493,750
    Hempstead General Obligation Bonds (AMBAC), 5.00%,
     02/15/10...............................................     1,000,000        975,000
    Hempstead General Obligation Bonds Series A (FGIC),
     5.00%, 11/15/08........................................       525,000        521,062
    Hempstead General Obligation Bonds Series B (FGIC),
     5.625%, 02/01/04.......................................       140,000        144,375
    Islip General Obligation Bonds (FGIC), 5.00%,
     07/15/10...............................................     1,000,000        973,750
    Monroe County General Obligation Bonds, 4.25%,
     03/01/09...............................................     1,500,000      1,380,000
    Monroe County General Obligation Bonds, 5.50%,
     06/01/09...............................................       300,000        306,375
    New Castle General Obligation Bonds, 4.75%, 06/01/08....       210,000        204,750
    New York City General Obligation Bonds Series A, 4.75%,
     08/01/03...............................................     2,000,000      1,987,500
    New York City General Obligation Bonds Series D, 5.75%,
     08/01/07...............................................       325,000        334,750
    New York City General Obligation Series F (FGIC), 5.25%,
     08/01/12...............................................     1,500,000      1,464,375
    New York City General Obligation Bonds Series G, 5.35%,
     08/01/13...............................................     1,025,000        989,125
    New York City General Obligation Bonds Series I, 5.875%,
     03/15/11...............................................       980,000      1,004,500
    New York City General Obligation Bonds Series I, 6.00%,
     04/15/08...............................................       805,000        840,219
    New York City General Obligation Series K, 4.875%,
     08/01/08...............................................     1,500,000      1,426,875
    New York State General Obligation Bonds Series A, 5.70%,
     03/15/10...............................................       400,000        409,000
    Onondaga County General Obligation Bonds, 5.00%,
     05/01/11...............................................     1,000,000        965,000
    Ontario County General Obligation Bonds (FGIC), 5.00%,
     08/15/02...............................................       250,000        252,500
    Orange County General Obligation Bonds, 6.00%,
     11/15/08...............................................       470,000        498,200
    Oyster Bay General Obligation Bonds (MBIA), 5.70%,
     02/15/07...............................................       360,000        374,400
    Putnam County General Obligation Bonds, 4.15%,
     04/15/05...............................................       695,000        668,937
    Rochester General Obligation Bonds (FGIC), 5.00%,
     10/01/03...............................................       450,000        455,062
    Rockland County General Obligation Bonds (FGIC), 5.50%,
     10/15/13...............................................       375,000        374,531
    Schenectady County General Obligation Bonds, 6.00%,
     08/15/05...............................................       200,000        210,500
    Westchester County General Obligation Bonds, 5.00%,
     11/01/06...............................................     2,585,000      2,601,156
                                                                              -----------
                                                                               21,647,786
                                                                              -----------
  HEALTH CARE (1.0%)
    New York State Medical Care Facility Finance Authority
     (FHA), 6.20%, 08/15/14.................................       650,000        697,937
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.
22
-------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  HOUSING REVENUE (5.4%)
    New York State Mortgage Agency Revenue Bonds Series
     37-A, 5.85%, 10/01/06..................................    $  125,000    $  $129,688
    New York State Mortgage Agency Revenue Bonds Series
     37-A, 5.95%, 04/01/07..................................       100,000        103,500
    New York State Mortgage Agency Revenue Bonds Series 46
     (AMT), 5.75%, 04/01/04.................................       200,000        205,000
    New York State Mortgage Agency Revenue Bonds Series 50
     (AMT), 5.80%, 10/01/06.................................       200,000        206,500
    New York State Mortgage Agency Revenue Bonds Series 53,
     5.35%, 04/01/07........................................       240,000        242,700
    New York State Mortgage Agency Revenue Bonds Series 61,
     5.60%, 10/01/11........................................       650,000        650,813
    New York State Mortgage Agency Revenue Bonds Series 67
     (AMT), 5.30%, 10/01/10.................................       585,000        570,375
    New York State Mortgage Agency Revenue Bonds Series 69
     (AMT), 4.90%, 04/01/08.................................     1,000,000        967,500
    New York State Mortgage Agency Revenue Bonds Series 77,
     5.90%, 10/01/13........................................       610,000        610,762
                                                                              -----------
                                                                                3,686,838
                                                                              -----------
  POLLUTION CONTROL REVENUE (2.8%)
    New York Environmental Pollution Corporation Pollution
     Control Revenue Series A, 5.40%, 08/15/11..............     1,920,000      1,922,400
                                                                              -----------
  POWER AUTHORITY REVENUE (7.9%)
    Long Island Power Authority Revenue Bonds, 5.50%,
     12/01/08...............................................     1,595,000      1,626,900
    Long Island Power Authority Revenue Bonds, 5.25%,
     04/01/10...............................................     1,725,000      1,714,219
    New York State Power Authority Revenue Bonds Series A,
     5.00%, 02/15/04........................................     1,050,000      1,060,500
    New York State Power Authority Revenue Bonds Series A,
     5.00%, 02/15/05........................................     1,000,000      1,007,500
                                                                              -----------
                                                                                5,409,119
                                                                              -----------
  PREREFUNDED (1.8%)
    New York Environmental Facilities Corporation Pollution
     Control Revenue, Prerefunded 09/15/04, 5.40%,
     09/15/07...............................................       750,000        769,687
    New York City Series I, Prerefunded 03/15/06, 5.875%,
     03/15/11...............................................        20,000         21,125
    Niagara Falls Bridge Commission New York Revenue Bonds
     (FGIC), Prerefunded 10/01/02, 6.125%, 10/01/19.........       415,000        438,344
                                                                              -----------
                                                                                1,229,156
                                                                              -----------
  SALES TAX REVENUE (6.8%)
    Grand Central District Management Association Inc., New
     York Special Assessment Bonds, 6.50%, 01/01/22.........       530,000        558,488
    Municipal Assistance Corp. for City of New York Revenue
     Bonds Series D, 5.25%, 07/01/03........................       700,000        712,250
    Municipal Assistance Corp. for City of New York Revenue
     Bonds Series I, 6.25%, 07/01/07........................       750,000        803,438
    New York State Local Government Assistance Corp. Revenue
     Bonds Series A, 5.50%, 04/01/04........................     2,500,000      2,568,750
                                                                              -----------
                                                                                4,642,926
                                                                              -----------
  TRANSPORTATION REVENUE (21.4%)
    Metropolitan Transit Authority Revenue Bonds Series A
     (MBIA), 5.00%, 07/01/09................................       800,000        785,000
    Metropolitan Transit Authority Revenue Bonds Series A
     (MBIA), 5.25%, 04/01/09................................       300,000        300,000
    Metropolitan Transit Authority Revenue Bonds Series B-1
     (AMBAC), 5.00%, 07/01/10...............................       500,000        486,875
    New York State Bridge Authority Revenue Bonds, 5.00%,
     01/01/11...............................................     1,500,000      1,449,375
    New York State Thruway, Highway & Bridge Trust Fund
     Bonds Series A (FGIC), 5.50%, 04/01/11.................     1,610,000      1,630,125
    New York State Thruway, Highway & Bridge Trust Fund
     Bonds Series B (FGIC), 5.375%, 04/01/11................     2,850,000      2,850,000
    New York State Thruway, Highway & Bridge Trust Fund
     Bonds Series B (FGIC), 5.80%, 04/01/07.................       600,000        633,000
    New York State Thruway, Highway & Bridge Trust Fund
     Bonds Series C (FGIC), 5.75%, 01/01/09.................       500,000        526,875
    Port Authority of New York & New Jersey Bonds
     Series 119 (FGIC), 5.00%, 09/15/04.....................     1,500,000      1,503,750
    Port Authority of New York & New Jersey Bonds
     Series 112, 5.00%, 12/01/09............................     1,250,000      1,215,625
    Triborough Bridge & Tunnel Authority General Purpose
     Bonds Series B, 5.00%, 01/01/09........................       700,000        690,375
    Triborough Bridge & Tunnel Authority General Purpose
     Bonds Series B, 5.75%, 01/01/05........................     1,000,000      1,038,750
    Triborough Bridge & Tunnel Authority Special Obligation
     Bonds Series A (FGIC), 5.25%, 01/01/13.................     1,500,000      1,453,125
                                                                              -----------
                                                                               14,562,875
                                                                              -----------
  WATER & SEWER REVENUE (6.7%)
    Erie County Water Authority Improvement Revenue Bonds,
     5.75%, 12/01/08........................................       600,000        613,500
    New York City Municipal Water Financing Authority Water
     & Sewer System Revenue Bonds Series A, 5.35%,
     06/15/09...............................................       225,000        223,875
    New York City Municipal Water Financing Authority Water
     & Sewer System Revenue Bonds Series B, 5.20%,
     06/15/05...............................................       500,000        505,000
    New York City Municipal Water Financing Authority Water
     & Sewer System Revenue Bonds Series D, 5.00%,
     06/15/05...............................................     1,305,000      1,305,000
    New York State Environmental Facilities Corporation
     Pollution Control Revenue Bonds, 5.40%, 05/15/06.......       250,000        257,813
    New York State Environmental Facilities Corporation
     State Clean Water & Drinking Revenue Bonds Series F,
     5.00%, 06/15/05........................................     1,000,000      1,006,250

    The accompanying notes are an integral part of the financial statements.
                                                                              23
                                                                   -------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  WATER & SEWER REVENUE (CONTINUED)
    Suffolk County Water Revenue Bonds (MBIA), 5.10%,
     06/01/05...............................................    $  250,000    $   252,813
    Suffolk County Water Revenue Bonds (MBIA), 5.10%,
     06/01/06...............................................       400,000        403,000
                                                                              -----------
                                                                                4,567,251
                                                                              -----------
    TOTAL MUNICIPAL BONDS (COST $64,459,177)................                   63,402,300
                                                                              -----------
MONEY MARKET FUNDS (1.6%)
    Dreyfus NY Municipal Money Market Fund..................       555,269        555,269
    The J.P. Morgan Institutional Service Tax Exempt Cash
     Fund...................................................       555,269        555,269
                                                                              -----------
    TOTAL MONEY MARKET FUNDS (COST $1,110,538)..............                    1,110,538
                                                                              -----------
    TOTAL INVESTMENTS (COST $68,069,715)(+) -- 98.2%........                   67,012,838
    OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.8%...........                    1,215,173
                                                                              -----------
    TOTAL NET ASSETS -- 100.0%..............................                  $68,228,011
                                                                              ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..................    $   158,093
Unrealized depreciation ..................     (1,225,694)
                                              -----------
Net unrealized depreciation ..............    $(1,067,601)
                                              ===========

*   Interest Rate in effect at December 31, 1999.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FHA    -- Insured by Federal Housing Administration.
MBIA   -- Municipal Bond Insuance Association.

    The accompanying notes are an integral part of the financial statements.
24
-------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
The total return for the OFFIT California Municipal Fund in the second half of 1999 was 0.16%, bringing the return to -0.77% for the full year and 12.82% since the Fund's inception on April 2, 1997. The Lehman 5 Year Municipal Index returned 0.95% in the second half of 1999, 0.74% for the year and 13.47% since inception. The Fund's net asset value was $10.06 on December 31, 1999, compared to $10.54 on December 31, 1998. The 30-day SEC yield for the Fund at year-end was 4.40%.

In 1999, the world began a synchronized economic rebound from the emerging markets crisis of 1997-98 and many financial markets reversed the performance of the prior year. U.S. Treasurys and high grade municipals, which had been a place of refuge during the crisis, had a difficult year while emerging market bonds and stocks soared. U.S. equity markets hit record highs as all the major market benchmarks posted double-digit returns.

Yet the same economic forces that propelled these markets higher--namely central bank easing in late 1998 and a global economic rebound in 1999--stoked investors' fears of inflation and sent interest rates on investment grade securities higher. As a result, many sectors of the investment grade market finished the year with negative returns. Municipal bonds outperformed their taxable brethren on both a pre-tax and after-tax basis because of improving municipal credit quality brought on by the stronger economy. California enjoyed particularly robust growth, which increased budget surpluses, reduced the need for social expenditures and reduced the need and urgency for borrowing. A partly related decline in new issue supply also supported the municipal market.

The Federal Reserve raised interest rates three times in 1999, returning short-term interest rates to the levels extant before the 1998 financial crisis began. Although inflation in the United States remains extremely low by recent standards, it has begun to increase. The CPI, which rose by about 1.5% in 1998, increased during 1999 by about 2.5%. Despite this increase and a low unemployment rate, wage pressures have remained modest. In the face of continued U.S. economic growth and a healthy global economy, fixed income markets have already priced an imminent 50 basis point increase in the Fed Funds rate.

If central banks around the world raise interest rates and effectively extinguish inflation before it escalates, global bond markets would likely respond in a very favorable fashion. Higher interest rates may have already begun to take the steam out of global equity markets, but their macroeconomic bite may not be felt until later in the year. Therefore, the bond market may remain vulnerable in the short term.

Within this economic environment, the Fund's duration was increased modestly during the second half of 1999 from 5.5 years to 5.7 years. The credit quality remains very high at AA2.

John H. Haldeman, Jr.                                         Michael Pietronico

January 19, 2000

                                                                              25
                                                                   -------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT California Municipal Fund at the trading commencement date of April 2, 1997 and held through December 31, 1999 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             OFFIT CALIFORNIA        LEHMAN BROTHERS
                                               Municipal Fund  5 Year Municipal Bond Index
4/2/1997                                             $250,000                     $250,000
6/30/1997                                            $257,065                     $256,095
9/30/1997                                            $262,849                     $261,581
12/31/1997                                           $267,857                     $266,033
3/31/1998                                            $270,966                     $269,126
6/30/1998                                            $273,633                     $272,133
9/30/1998                                            $283,035                     $279,292
12/31/1998                                           $284,310                     $281,588
3/31/1999                                            $287,149                     $284,545
6/30/1999                                            $281,656                     $281,016
9/30/1999                                            $283,933                     $283,663
12/31/1999                                           $282,125                     $283,684
                                                                           Since Inception
Total Return                                         One Year              (April 2, 1997)
OFFIT California Municipal Fund*                      (0.77%)                        4.49%
Lehman Brothers 5 Year Municipal Bond Index             0.74%                        4.70%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

26
-------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
FLOATING RATE NOTES (2.2%)
  POLLUTION CONTROL REVENUE (2.2%)
    California Pollution Control Financing Authority
     Pollution Control Revenue Series B, 4.10%,
      02/28/08 *............................................    $   300,000       $   300,000
                                                                                  -----------
    TOTAL FLOATING RATE NOTES (COST $300,000)...............                          300,000
                                                                                  -----------
MUNICIPAL BONDS (94.3%)
  EDUCATION REVENUE (12.5%)
    California Educational Facilities Authority Revenue
     Santa Clara University, 5.30%, 09/01/05................        175,000           178,500
    California Educational Facilities Authority Revenue
     Santa Clara University, 5.40%, 09/01/06................         75,000            76,594
    California Educational Facilities Authority Revenue
     Stanford University Series J, 5.70%, 11/01/02..........        500,000           516,250
    California State Public Works Revenue Board Lease Series
     B, 5.25%, 11/01/12.....................................        500,000           495,625
    California State Public Works Revenue Board Lease Series
     C, 5.125%, 10/01/12....................................        450,000           435,937
                                                                                  -----------
                                                                                    1,702,906
                                                                                  -----------
  GENERAL OBLIGATIONS (26.3%)
    Berkeley, California Series A, 5.55%, 09/01/07..........         50,000            52,000
    California State, 5.00%, 04/01/04.......................        200,000           202,500
    California State (FGIC), 5.25%, 10/01/11................        125,000           125,156
    Cotati-Rohnert Park Uniform School District Series D
     (FSA), 6.00%, 08/01/04.................................        100,000           104,875
    Cupertino Uniform School District Series B (FGIC),
     6.125%, 08/01/03.......................................         50,000            52,500
    East Bay California Regional Park District, 5.00%,
     09/01/11...............................................        300,000           293,250
    Fresno, California Uniform School District Series D
     (FSA), 5.25%, 08/01/05.................................        300,000           307,125
    Los Angeles, California Series A (FGIC), 5.25%,
     09/01/11...............................................        500,000           500,000
    Palo Alto, California Uniform School District Series B,
     5.25%, 08/01/03........................................        100,000           102,125
    Palo Alto, California Uniform School District Series B,
     5.25%, 08/01/05........................................        300,000           307,125
    Pasadena, California Uniform School District Series A
     (FGIC), 5.00%, 05/01/05................................        375,000           379,219
    San Diego, California Uniform School District Series A
     (FGIC), 0.00%, 07/01/08................................        900,000           578,250
    San Francisco, California City and County (FGIC), 5.30%,
     06/15/07...............................................        250,000           254,375
    San Francisco, California City and County (MBIA), 5.30%,
     06/15/07...............................................        175,000           176,969
    Santa Monica - Malibu Uniform School District, 5.00%,
     08/01/08...............................................        150,000           149,812
                                                                                  -----------
                                                                                    3,585,281
                                                                                  -----------
  HOUSING REVENUE (1.4%)
    California Housing Finance Agency Revenue Home Mortgage
     Series B (AMT) (MBIA), 5.15%, 08/01/05.................         75,000            75,094
    California Housing Finance Agency Single Family Mortgage
     Issue B-2 (AMT), 5.20%, 08/01/04.......................        120,000           120,600
                                                                                  -----------
                                                                                      195,694
                                                                                  -----------
  POWER AUTHORITY REVENUE (0.8%)
    Southern California Public Power San Juan Unit 3
     Series A (MBIA), 5.125%, 01/01/25......................        100,000           101,625
                                                                                  -----------
  PREREFUNDED (3.7%)
    Puerto Rico Telephone Authority Revenue Bonds Series L,
     Prerefunded 01/01/02, 5.75%, 01/01/08..................        150,000           155,062
    Santa Monica - Malibu Uniform School District,
     Prerefunded 08/01/03, 5.40%, 08/01/08..................        250,000           260,000
    Santa Monica - Malibu Uniform School District,
     Prerefunded 08/01/03, 5.40%, 08/01/10..................         50,000            52,000
    San Francisco City & County Airports Commission
     International Airport (AMBAC), Prerefunded 05/01/02,
     6.25%, 05/01/11........................................         30,000            31,725
                                                                                  -----------
                                                                                      498,787
                                                                                  -----------
  RECREATION FACILITIES (1.5%)
    Los Angeles County California Public Works Financing
     Authority Revenue Series A, 5.375%, 10/01/06...........        200,000           206,000
                                                                                  -----------
  SALES TAX REVENUE (16.5%)
    Contra Costa Transportation Authority Sales Tax Revenue
     Series A (FGIC), 5.50%, 03/01/08.......................         50,000            51,062
    Los Angeles, California Municipal Improvement
     Corporation Lease Revenue Series D (FGIC), 4.25%,
     09/01/09...............................................        500,000           461,875
    Orange County California Local Transportation Authority
     Sales Tax Revenue, 5.50%, 02/15/11.....................        500,000           510,625
    Orange County California Local Transportation Authority
     Sales Tax Revenue, 5.70%, 02/15/03.....................        350,000           361,375
    San Francisco Bay Area Rapid Transportation District
     Sales Tax Revenue, 5.25%, 07/01/10.....................        250,000           251,562
    San Francisco Bay Area Rapid Transportation District
     Sales Tax Revenue, 5.50%, 07/01/05.....................        250,000           258,750
    San Mateo County California Transportation District
     Sales Tax Revenue (FSA), 5.25%, 06/01/11...............        200,000           199,750
    San Mateo County California Transportation District
     Sales Tax Revenue Series A (MBIA), 5.00%, 06/01/10.....        165,000           162,731
                                                                                  -----------
                                                                                    2,257,730
                                                                                  -----------
  TRANSPORTATION REVENUE (11.2%)
    Long Beach, California Harbor Revenue (AMT), 4.60%,
     05/15/03...............................................        250,000           248,750
    Long Beach, California Harbor Revenue (AMT) (MBIA),
     5.75%, 05/15/07........................................        100,000           103,875

    The accompanying notes are an integral part of the financial statements.
                                                                              27
                                                                   -------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  TRANSPORTATION REVENUE (CONTINUED)
    Los Angeles, California Department of Airports Refunding
     Revenue Series A (FGIC), 5.375%, 05/15/07..............        300,000           308,250
    San Diego, California Open Space Parking Facilities
     District, 5.60%, 01/01/05..............................    $   325,000       $   336,781
    San Francisco City & County Airport Community
     International Airport Revenue (MBIA), 5.00%,
     05/01/07...............................................        250,000           251,250
    San Francisco City & County Airport Revenue Series 6
     (AMBAC) (AMT), 6.25%, 05/01/11.........................        200,000           210,500
    San Francisco City & County Airport Commission
     International Airport (AMBAC), 6.30%, 05/01/11.........         70,000            73,413
                                                                                  -----------
                                                                                    1,532,819
                                                                                  -----------
  WATER & SEWER REVENUE (20.4%)
    California State Department of Water Resources Series S,
     5.00%, 12/01/04........................................        300,000           304,125
    California State Department of Water Resources Series S,
     5.00%, 12/01/14........................................        250,000           233,438
    California State Department of Water Resources Series U,
     5.00%, 12/01/09........................................        300,000           298,125
    Contra Costa Water District Water Revenue Series G
     (MBIA), 6.00%, 10/01/09................................         50,000            52,875
    Long Beach, California Water Revenue Series A (MBIA),
     4.35%, 05/01/05........................................        200,000           195,750
    Los Angeles County Sanitation District Financing
     Authority Revenue Capital Projects Series A, 5.25%,
     10/01/10...............................................        100,000           100,250
    Los Angeles, California Department of Water and Power
     Revenue, 5.80%, 07/15/04...............................        150,000           156,563
    Metropolitan Water Distribution Southern California
     Waterworks Revenue Series A, 5.25%, 03/01/13...........        300,000           295,875
    Metropolitan Water Distribution Southern California
     Waterworks Revenue Series A (MBIA), 5.40%, 07/01/08....        250,000           255,938
    Sacramento County Sanitation District Financing
     Authority Revenue, 5.125%, 12/01/13....................        200,000           193,000
    San Diego, California Public Facility Financing
     Authority Sewer Revenue (FGIC), 6.00%, 05/15/07........        500,000           533,125
    San Diego, California Water Utilities Fund (FGIC),
     4.25%, 08/01/06........................................        175,000           166,906
                                                                                  -----------
                                                                                    2,785,970
                                                                                  -----------
    TOTAL MUNICIPAL BONDS (COST $13,319,528)................                       12,866,812
                                                                                  -----------
MONEY MARKET FUNDS (3.7%)
    Dreyfus Tax Exempt Cash Management Money Market Fund....        252,233           252,233
    Federated California Municipal Money Market Fund........        252,296           252,296
                                                                                  -----------
    TOTAL MONEY MARKET FUNDS (COST $504,529)................                          504,529
                                                                                  -----------
    TOTAL INVESTMENTS (COST $14,124,057)(+) -- 100.2%.......                       13,671,341
    LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)............                          (26,083)
                                                                                  -----------
    TOTAL NET ASSETS -- 100.0%..............................                      $13,645,258
                                                                                  ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ...................    $  11,362
Unrealized depreciation ...................     (464,078)
                                               ---------
Net unrealized depreciation ...............    $(452,716)
                                               =========

*   Interest Rate in effect at December 31, 1999.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
28
-------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------
The total return for The OFFIT National Municipal Fund for 1999 was 0.14%. By way of comparison, the total returns for the Lehman 5 Year and 7 Year Municipal Indices were 0.74% and -0.14%. Since its inception on October 20, 1997, the Fund's annualized return was 4.41%, versus the 3.77% and 3.74% returns of the Lehman 5 and 7 Year Municipal indices. As measured by Lipper, Inc., the average total return of Intermediate Municipal Debt Funds was -1.63% versus the National Fund's 0.14% return. That performance placed the National Municipal Fund 6th out of 133 funds in Lipper's Intermediate Municipal Fund Index.

The December 31, 1999 net asset value of $10.04 was approximately 1% lower than the $10.15 net asset value as of June 30, 1999. Reflective of the higher market yields and lower prices, the 30-day SEC yield rose to 4.66% from 4.08% at mid-year. The Fund's net assets as of December 31, 1999 totaled approximately $19.0 million. The duration of the Fund was 6.22 years and the average credit quality remained AA.

1999 will be remembered as a difficult year for fixed income investments. The historically high level of consumer confidence related to the low unemployment rate and the outsized gains in the equity market were the primary problems. These factors, plus the rebounding of foreign economies, caused the United States Treasury market to come under consistent selling pressure. The 10-year Treasury note finished the year yielding 6.42%, up 180 basis points from its December 31, 1998 closing yield. While inflation has increased moderately on a year-over-year basis, concern has been mounting in the fixed income markets that the tight labor markets in the United States will cause wage pressures to grow and eventually lead inflation higher. The markets believe that the Federal Reserve will continue raising rates to ensure that inflation does not take hold in the economy.

Even with issuance down 21% from 1998, the municipal market could not escape the selling pressure that gripped the bond markets in 1999. While outperforming its U.S. Treasury counterparts, 10-year municipal AAA yields rose 95 basis points during the course of the year. The consistent flow of secondary-market selling by institutions kept the market off-balance for the better part of 1999. In particular, the property and casualty insurance companies--which in 1998 had been big buyers of municipal debt--reversed course and exited the market due to low profitability and declining municipal ratios to Treasurys.

The National Municipal Fund has been able to better weather 1999's consistently declining prices and rising yields by emphasizing bond structure in the portfolio. The Fund underweighted lower-coupon bonds, which in a rising rate environment tend to underperform other higher-coupon debt. Another contributing factor to the Fund's performance has been the emphasis placed on purchasing credits that provide superior liquidity characteristics. It is these credits that we use to position the portfolio at points on the yield curve that we feel are undervalued. We also believe that it has been beneficial to the performance of the Fund that we remained overweighted with higher grade credits. The current credit spreads offered in the municipal markets are at historically tight levels, and it is for this reason that we will continue to underweight the lower end of the credit spectrum.

We believe better returns lie ahead for municipal bond investors. The bond market is currently discounting many of the negative events that may occur in early 2000. While inflation could be slightly higher in 2000, corporate profits and consumer spending should slow because of the increase in borrowing costs brought on by the Fed's interest rate hikes.

Michael Pietronico

January 19, 2000

                                                                              29
                                                                   -------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT National Municipal Fund at the trading commencement date of October 20, 1997 and held through December 31, 1999 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             OFFIT NATIONAL        LEHMAN BROTHERS
                                             Municipal Fund  5 Year Municipal Bond Index
10/20/97                                           $250,000                     $250,000
12/31/97                                           $256,732                     $254,256
3/31/98                                            $260,203                     $257,211
6/30/98                                            $264,004                     $260,086
9/30/98                                            $272,367                     $266,927
12/31/98                                           $274,415                     $269,122
3/31/99                                            $276,943                     $271,947
6/30/99                                            $272,081                     $268,575
9/30/99                                            $274,013                     $271,105
12/31/99                                           $274,790                     $271,125
                                                                         Since Inception
Total Return                                       One Year           (October 20, 1997)
OFFIT National Municipal Fund*                        0.14%                        4.41%
Lehman Brothers 5 Year Municipal Bond Index           0.74%                        3.77%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

30
-------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
FLOATING RATE NOTES (5.8%)
  POLLUTION CONTROL REVENUE (0.5%)
    CALIFORNIA (0.5%)
      California Pollution Control Financial Authority
       Pollution Control Revenue Series A, 4.10%,
       02/28/08*............................................    $  100,000    $   100,000
                                                                              -----------
  TRANSPORTATION REVENUE (1.1%)
    NEW YORK (1.1%)
      New York State Thruway Authority (FGIC), 1-Day Notes,
       4.90%, 01/01/24*.....................................       200,000        200,000
                                                                              -----------
  WATER & SEWER REVENUE (4.2%)
    NEW YORK (4.2%)
      New York City Municipal Water Financing Authority
       Water & Sewer System Revenue Bonds Series A (FGIC),
       4.50%, 06/15/25*.....................................       400,000        400,000
      New York City Municipal Water Financing Authority
       Water & Sewer System Revenue Bonds Series G (FGIC),
       4.70%, 06/15/24*.....................................       400,000        400,000
                                                                              -----------
                                                                                  800,000
                                                                              -----------
      TOTAL FLOATING RATE NOTES (COST $1,100,000)...........                    1,100,000
                                                                              -----------
MUNICIPAL BONDS (92.2%)
  GENERAL OBLIGATIONS (27.0%)
    ALABAMA (0.6%)
      Huntsville, Alabama Series E, 5.85%, 08/01/05.........       115,000        119,744
                                                                              -----------
    COLORADO (5.8%)
      Douglas County Colorado Reorganized School District 1,
       0.00%, 12/15/04......................................       500,000        391,875
      Denver, Colorado City and County Series A, 5.00%,
       08/01/03.............................................       700,000        707,875
                                                                              -----------
                                                                                1,099,750
                                                                              -----------
    DELAWARE (3.8%)
      Delaware State Series B, 5.40%, 07/01/04..............       700,000        716,625
                                                                              -----------
    ILLINOIS (2.9%)
      Chicago, Illinois City Colleges Capital Improvement
       (FGIC), 6.00%, 01/01/12..............................       500,000        521,730
      Chicago, Illinois Project Series B (FGIC), 6.00%,
       01/01/03.............................................        50,000         51,750
                                                                              -----------
                                                                                  573,480
                                                                              -----------
    NEW YORK (4.5%)
      New York New York Series D, 5.40%, 08/01/11...........       250,000        246,875
      New York State Series B, 5.70%, 08/15/10..............       600,000        614,250
                                                                              -----------
                                                                                  861,125
                                                                              -----------
    OHIO (5.5%)
      Ohio State Infrastructure Series A, 5.75%, 02/01/11...     1,000,000      1,037,500
                                                                              -----------
    TENNESSEE (3.9%)
      Memphis, Tennessee Series B, 5.25%, 10/01/10..........       735,000        735,919
                                                                              -----------
                                                                                5,144,143
                                                                              -----------
  HOUSING REVENUE (9.5%)
    MINNESOTA (1.3%)
      Minnesota State Housing Finance Agency Series 1 (AMT),
       4.80%, 07/01/05......................................       250,000        245,937
                                                                              -----------
    NEW YORK (8.2%)
      New York State Mortgage Agency Revenue Bonds
       Series 71 (AMT), 4.80%, 10/01/08.....................       500,000        480,000
      New York State Mortgage Agency Revenue Bonds
       Series 84 (AMT), 5.05%, 10/01/07.....................       500,000        491,875
      New York State Mortgage Agency Revenue Bonds
       Series 85 (AMT), 5.40%, 10/01/12.....................       610,000        597,037
                                                                              -----------
                                                                                1,568,912
                                                                              -----------
                                                                                1,814,849
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              31
                                                                   -------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  POWER AUTHORITY REVENUE (10.0%)
    FLORIDA (3.7%)
      Gainsville, Florida Utilities Systems Revenue, 5.50%,
       10/01/13.............................................    $  700,000    $   700,875
                                                                              -----------
    TEXAS (2.6%)
      San Antonio, Texas Electricity and Gas Series A,
       5.25%, 02/01/11......................................       500,000        493,125
                                                                              -----------
    WASHINGTON (3.7%)
      Washington State Public Power Supply System Nuclear
       Project 2-B, 5.00%, 07/01/01.........................       500,000        503,125
      Washington State Public Power Supply System Nuclear
       Project 3-A, 5.00%, 07/01/01.........................       200,000        201,250
                                                                              -----------
                                                                                  704,375
                                                                              -----------
                                                                                1,898,375
                                                                              -----------
  SALES TAX REVENUE (10.8%)
    ILLINOIS (2.5%)
      Illinois State Series V, 6.375%, 06/15/14.............       450,000        472,500
                                                                              -----------
    TEXAS (8.3%)
      Lower Colorado River Revenue Authority Texas
       Series B, 6.00%, 05/15/11............................     1,500,000      1,573,125
                                                                              -----------
                                                                                2,045,625
                                                                              -----------
  TRANSPORTATION REVENUE (19.6%)
    FLORIDA (1.6%)
      Miami-Dade County Florida Aviation Revenue Series A
       (FGIC), 5.00%, 10/01/06..............................       300,000        298,500
                                                                              -----------
    ILLINOIS (1.3%)
      Illinois State, 5.50%, 08/01/03.......................       250,000        255,938
                                                                              -----------
    NEW JERSEY (5.3%)
      New Jersey State Highway Authority Garden State
       Parkway, 5.75%, 01/01/13.............................     1,000,000      1,017,500
                                                                              -----------
    NEW YORK (11.4%)
      Metropolitan Transportation Authority Series A (FGIC),
       5.00%, 04/01/03......................................       200,000        202,000
      New York State Thruway, Highway & Bridge Trust Fund
       Bonds Series B (FGIC), 5.375%, 04/01/11..............     1,000,000      1,000,000
      New York State Thruway, Highway & Bridge Trust Fund
       Bonds Series B (FSA), 5.50%, 04/01/09................       100,000        102,250
      Port Authority of New York & New Jersey Bonds
       Series 106, 5.40%, 07/01/05..........................       400,000        406,500
      Triborough Bridge & Tunnel Authority Series A (MBIA),
       5.125%, 01/01/12.....................................       475,000        455,406
                                                                              -----------
                                                                                2,166,156
                                                                              -----------
                                                                                3,738,094
                                                                              -----------
  WATER & SEWER REVENUE (15.3%)
    CALIFORNIA (1.7%)
      Contra Costa Water District Water Revenue Series G
       (MBIA), 5.90%, 10/01/08..............................       300,000        316,500
                                                                              -----------
    CONNECTICUT (2.1%)
      South Central Connecticut Regional Water Authority
       11th Series (FGIC), 5.75%, 08/01/12..................       400,000        409,000
                                                                              -----------
    MASSACHUSETTS (4.7%)
      Massachusetts State Water Pollution Abatement
       Series A, 5.50%, 08/01/07............................       450,000        462,375
      Massachusetts State Water Authority Series B, 5.25%,
       03/01/13.............................................       450,000        431,438
                                                                              -----------
                                                                                  893,813
                                                                              -----------
    NEW MEXICO (1.7%)
      Albuquerque, New Mexico Joint Water & Sewer System
       Revenue, 6.00%, 07/01/06.............................       300,000        317,250
                                                                              -----------
    TEXAS (5.1%)
      Texas State Water Financial Assistance, 5.25%,
       08/01/11.............................................       985,000        976,381
                                                                              -----------
                                                                                2,912,944
                                                                              -----------
      TOTAL MUNICIPAL BONDS (COST $17,676,158)..............                   17,554,030
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.
32
-------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
MONEY MARKET FUNDS (0.5%)
    Dreyfus Tax Exempt Cash Management Money Market Fund....    $   54,816    $    54,816
    The J.P. Morgan Institutional Service Tax Exempt Cash
     Fund...................................................        54,799         54,799
                                                                              -----------
    TOTAL MONEY MARKET FUNDS (COST $109,615)................                      109,615
                                                                              -----------
    TOTAL INVESTMENTS (COST $18,885,773)(+) -- 98.5%........                   18,763,645
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.5%..............                      279,956
                                                                              -----------
    TOTAL NET ASSETS -- 100.0%..............................                  $19,043,601
                                                                              ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ...................    $  20,909
Unrealized depreciation ...................     (143,037)
                                               ---------
Net unrealized depreciation ...............    $(122,128)
                                               =========

*   Interest rate in effect at December 31, 1999.
AMT -- Interest on securities subject to Federal Alternative Minimum Tax. FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA  -- Financial Security Assurance.
MBIA -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
                                                                              33
                                                                   -------------

                                     OFFIT
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
The total return of the U.S. Government Securities Fund was -1.95% for calendar 1999. This compares with a return of -2.54% for the Merrill Lynch 5 Year Treasury Index for the same period. As of December 31, 1999, the Fund's net asset value was $9.76 and the 30-day SEC yield was 5.67%.

The investments in the Fund are in U.S. Treasury and U.S. Agency securities. The average maturity of the Fund is approximately 5.6 years and the duration 4.2 years.

Investors continue to focus on U.S. economic strength and an improving global economy. While we respect the inflation pressures that can develop in a fully employed economy, we also do not underestimate the deflationary forces that have become imbedded in the global economy. Ultimately, however, a Federal Reserve that remains committed to price stability is the guarantee that inflation will be contained.

The higher levels of current yields are also reason for optimism on the prospects for the fixed income markets. First, these levels have built in the majority of a worst-case scenario as several additional Fed tightenings are fully discounted. In addition, yields of some 6.5% on intermediate Treasurys have restored a reasonable income cushion that was lacking when these rates were below 4% in the fall of 1998.

With these factors in mind, an anti-inflationary Federal Reserve policy and reasonable current yields, our strategy is to be fully invested in the intermediate sector of the Treasury and Agency markets.

Jack D. Burks

January 19, 2000

34
-------------

                                     OFFIT
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT U.S. Government Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 1999 as well as the performance of the Merrill Lynch 5 Year U.S. Treasury Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                MERRILL LYNCH         OFFIT U.S. GOVERNMENT
                                          5 Year U.S. Treasury Index        Securities Fund
7/1/1997                                                    $250,000               $250,000
9/30/1997                                                   $255,155               $256,777
12/31/1997                                                  $261,787               $263,179
3/31/1998                                                   $265,840               $267,378
6/30/1998                                                   $270,814               $272,153
9/30/1998                                                   $287,773               $290,467
12/31/1998                                                  $287,473               $288,994
3/31/1999                                                   $283,087               $285,147
6/30/1999                                                   $280,050               $282,021
9/30/1999                                                   $282,654               $284,390
12/31/1999                                                  $281,859               $281,640
                                                                            Since Inception
Total Return                                                One Year         (July 1, 1997)
OFFIT U.S. Government Securities Fund*                       (1.95%)                  4.91%
Merrill Lynch 5 Year U.S. Treasury Index                     (2.54%)                  4.88%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                              35
                                                                   -------------

                                     OFFIT
                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                 SHARES OR
                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (14.0%)
    Federal Home Loan Mortgage Corp., 5.00%, 02/15/01.......    $ 2,030,000    $ 1,999,478
    Federal Home Loan Mortgage Corp., 5.75%, 07/15/03.......      2,030,000      1,966,442
    Federal Home Loan Mortgage Corp., 5.00%, 01/15/04.......      2,100,000      1,967,132
                                                                               -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST
     $6,045,689)............................................                     5,933,052
                                                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.0%)
    Federal National Mortgage Association, 5.625%,
     03/15/01...............................................      2,005,000      1,986,655
    Federal National Mortgage Association, 5.75%,
     04/15/03...............................................      2,030,000      1,972,600
    Federal National Mortgage Association, 5.125%,
     02/13/04...............................................      2,095,000      1,970,094
                                                                               -----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST
     $6,036,918)............................................                     5,929,349
                                                                               -----------
U.S. TREASURY NOTES (67.3%)
    Inflation Indexed Notes, 3.875%, 01/15/09...............      2,100,000      2,080,827
    Notes, 5.75%, 08/15/03..................................      2,000,000      1,958,449
    Notes, 7.00%, 07/15/06..................................      7,630,000      7,813,186
    Notes, 6.50%, 10/15/06..................................      7,825,000      7,802,138
    Notes, 6.125%, 08/15/07.................................      9,150,000      8,923,791
                                                                               -----------
    TOTAL U.S. TREASURY NOTES (COST $29,997,816)............                    28,578,391
                                                                               -----------
MONEY MARKET FUND (2.7%)
    Bank of New York Cash Reserve...........................      1,152,462      1,152,462
                                                                               -----------
    TOTAL MONEY MARKET FUND (COST $1,152,462)...............                     1,152,462
                                                                               -----------
    TOTAL INVESTMENTS (COST $43,232,885)(+) -- 98.0%........                    41,593,254
    OTHER ASSETS IN EXCESS OF LIABILITIES 2.0%..............                       828,463
                                                                               -----------
    TOTAL NET ASSETS -- 100.0%..............................                   $42,421,717
                                                                               ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..................    $         0
Unrealized depreciation ..................     (1,732,023)
                                              -----------
Net unrealized depreciation ..............    $(1,732,023)
                                              ===========

    The accompanying notes are an integral part of the financial statements.
36
-------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The total return of the Mortgage Securities Fund was 1.12% for the second half of calendar 1999. This compares with a return of 1.29% for the Merrill Lynch Mortgage Master Index for the same period. For the full calendar year 1999, the returns for the Fund and the Index were 0.23% and 1.61%, respectively. As of December 31, 1999, the Fund's net asset value was $9.71 and the 30-day SEC yield was 6.11%.

The investments in the Fund are 39% Government National Mortgage Association, 29% Federal Home Loan Mortgage Corporation, 25% Federal National Mortgage Association, and 7% cash equivalents. The cash equivalents are invested primarily in short U.S. Treasurys and are larger than normal because of year-end liquidity concerns. The average maturity of the Fund is approximately 8.0 years and the duration is 4.0 years.

Investors continue to focus on U.S. economic strength and an improving global economy. While we respect the inflation pressures that can develop in a fully employed economy, we also do not underestimate the deflationary forces that have become imbedded in the global economy. Ultimately, however, a Federal Reserve that remains committed to price stability is the guarantee that inflation will be contained.

Importantly, yields on Mortgage-Backed Securities have risen to levels that are very attractive given the current financial and economic environments. Barring an unforeseen economic or financial difficulty, bond yields should stay in a range over the near-term. Therefore, it is our strategy to be fully invested.

Jack D. Burks

January 19, 2000

                                                                              37
                                                                   -------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFIT Mortgage Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 1999 as well as the performance of the Merrill Lynch Mortgage Master Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     OFFIT MORTGAGE SECURITIES FUND  MERRILL LYNCH MORTGAGE MASTER INDEX
7/1/97                                                     $250,000                             $250,000
9/30/97                                                    $256,492                             $256,577
12/31/97                                                   $262,722                             $262,506
3/31/98                                                    $267,386                             $266,985
6/30/98                                                    $271,984                             $271,635
9/30/98                                                    $279,996                             $278,883
12/31/98                                                   $281,760                             $281,385
3/31/99                                                    $282,674                             $283,964
6/30/99                                                    $279,229                             $282,272
9/30/99                                                    $281,711                             $285,134
12/31/99                                                   $282,354                             $285,919
                                                                                         Since Inception
Total Return                                               One Year                       (July 1, 1997)
OFFIT Mortgage Securities Fund*                               0.23%                                4.99%
Merrill Lynch Mortgage Master Index                           1.61%                                5.52%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

38
-------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL          MARKET
                                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (28.7%)
    Federal Home Loan Mortgage Corp., 6.00%, 04/01/03, Gold
     Pool#M90534............................................    $  799,766       $   777,272
    Federal Home Loan Mortgage Corp., 6.00%, 12/01/13, Gold
     Pool#E73827............................................     1,761,039         1,672,987
    Federal Home Loan Mortgage Corp., 6.00%, 12/01/13, Gold
     Pool#E00592............................................       905,316           860,050
    Federal Home Loan Mortgage Corp., 7.50%, 01/01/18, Gold
     Pool#C90203............................................       179,278           177,485
    Federal Home Loan Mortgage Corp., 6.00%, 02/01/24, Gold
     Pool#C80110............................................        15,301            14,015
    Federal Home Loan Mortgage Corp., 6.00%, 01/01/26, Gold
     Pool#D67671............................................       504,736           462,307
    Federal Home Loan Mortgage Corp., 6.00%, 02/01/26, Gold
     Pool#D68418............................................       423,099           387,533
    Federal Home Loan Mortgage Corp., 6.00%, 03/01/26, Gold
     Pool#D69088............................................       372,379           341,076
    Federal Home Loan Mortgage Corp., 6.00%, 03/01/26, Gold
     Pool#D69408............................................       388,865           356,176
    Federal Home Loan Mortgage Corp., 6.00%, 04/01/26, Gold
     Pool#C80395............................................       377,114           345,413
    Federal Home Loan Mortgage Corp., 6.00%, 05/01/26, Gold
     Pool#D71231............................................        39,042            35,760
    Federal Home Loan Mortgage Corp., 7.50%, 06/01/26, Gold
     Pool#D72344............................................       207,155           205,084
    Federal Home Loan Mortgage Corp., 7.50%, 11/01/26, Gold
     Pool#C80444............................................        35,996            35,636
    Federal Home Loan Mortgage Corp., 7.50%, 04/01/27, Gold
     Pool#G00693............................................       730,923           723,613
    Federal Home Loan Mortgage Corp., 7.50%, 05/01/27, Gold
     Pool#G00702............................................       294,090           291,150
    Federal Home Loan Mortgage Corp., 7.50%, 06/01/27, Gold
     Pool#D80669............................................       611,985           605,865
    Federal Home Loan Mortgage Corp., 6.00%, 10/01/27, Gold
     Pool#D82901............................................       292,324           267,750
    Federal Home Loan Mortgage Corp., 6.00%, 12/01/27, Gold
     Pool#C00583............................................       624,325           571,842
    Federal Home Loan Mortgage Corp., 7.50%, 04/01/28, Gold
     Pool#C00612............................................       118,034           116,854
    Federal Home Loan Mortgage Corp., 6.00%, 05/01/28, Gold
     Pool#D89506............................................       456,434           418,065
    Federal Home Loan Mortgage Corp., 6.00%, 05/01/28, Gold
     Pool#D89955............................................       453,336           415,227
    Federal Home Loan Mortgage Corp., 6.00%, 05/01/28, Gold
     Pool#C00614............................................       484,232           443,526
    Federal Home Loan Mortgage Corp., 6.00%, 07/01/28, Gold
     Pool#C00635............................................       943,406           864,101
    Federal Home Loan Mortgage Corp., 6.00%, 07/01/28, Gold
     Pool#C12759............................................        65,029            59,562
    Federal Home Loan Mortgage Corp., 6.00%, 08/01/28, Gold
     Pool#C13742............................................        56,111            51,395
    Federal Home Loan Mortgage Corp., 6.00%, 10/01/28, Gold
     Pool#C16785............................................       871,341           798,094
    Federal Home Loan Mortgage Corp., 7.50%, 10/01/28, Gold
     Pool#C16855............................................        29,540            29,245
    Federal Home Loan Mortgage Corp., 8.00%, 11/01/28, Gold
     Pool#C01019............................................     1,893,282         1,911,623
    Federal Home Loan Mortgage Corp., 6.00%, 12/01/28, Gold
     Pool#C19286............................................     1,914,233         1,753,318
    Federal Home Loan Mortgage Corp., 6.00%, 01/01/29, Gold
     Pool#C00702............................................       964,327           883,264
    Federal Home Loan Mortgage Corp., 7.50%, 11/01/29, Gold
     Pool#C33009............................................       999,328           989,335
    Federal Home Loan Mortgage Corp., 8.00%, 11/01/29, Gold
     Pool#C32753............................................       999,477         1,009,159
                                                                                 -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST
     $18,676,685)...........................................                      17,873,782
                                                                                 -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (24.5%)
    Federal National Mortgage Assoc., 6.50%, 11/01/03,
     Pool#356437............................................        62,995            61,696
    Federal National Mortgage Assoc., 6.50%, 01/01/04,
     Pool#359915............................................       188,879           184,984
    Federal National Mortgage Assoc., 6.50%, 09/01/04,
     Pool#393759............................................       246,442           241,359
    Federal National Mortgage Assoc., 6.50%, 10/01/04,
     Pool#398370............................................       311,575           305,149
    Federal National Mortgage Assoc., 6.00%, 09/01/10,
     Pool#250376............................................        70,757            67,153
    Federal National Mortgage Assoc., 6.00%, 04/01/11,
     Pool#339774............................................        79,954            75,881
    Federal National Mortgage Assoc., 6.00%, 03/01/13,
     Pool#379876............................................       761,129           722,359
    Federal National Mortgage Assoc., 6.00%, 03/01/13,
     Pool#419336............................................        87,429            82,976
    Federal National Mortgage Assoc., 6.00%, 04/01/13,
     Pool#411502............................................       808,098           766,936
    Federal National Mortgage Assoc., 6.00%, 04/01/13,
     Pool#425916............................................     1,269,211         1,204,560
    Federal National Mortgage Assoc., 6.00%, 05/01/13,
     Pool#429019............................................       799,312           758,597
    Federal National Mortgage Assoc., 6.00%, 06/01/13,
     Pool#426763............................................       568,061           539,125
    Federal National Mortgage Assoc., 6.00%, 09/01/13,
     Pool#439280............................................        76,886            72,970
    Federal National Mortgage Assoc., 6.00%, 09/01/13,
     Pool#440197............................................       448,633           425,781
    Federal National Mortgage Assoc., 6.00%, 09/01/13,
     Pool#440240............................................       236,252           224,218
    Federal National Mortgage Assoc., 6.00%, 09/01/13,
     Pool#444718............................................       445,047           422,377
    Federal National Mortgage Assoc., 6.00%, 10/01/13,
     Pool#436691............................................       361,093           342,700
    Federal National Mortgage Assoc., 6.50%, 05/01/26,
     Pool#345964............................................       150,456           141,758
    Federal National Mortgage Assoc., 6.50%, 08/01/27,
     Pool#378287............................................       417,287           393,163
    Federal National Mortgage Assoc., 6.50%, 11/01/27,
     Pool#397998............................................       752,416           708,917
    Federal National Mortgage Assoc., 6.50%, 04/01/28,
     Pool#419955............................................        20,067            18,907
    Federal National Mortgage Assoc., 6.50%, 04/01/28,
     Pool#421090............................................       380,741           358,729

    The accompanying notes are an integral part of the financial statements.
                                                                              39
                                                                   -------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL          MARKET
                                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
    Federal National Mortgage Assoc., 6.50%, 05/01/28,
     Pool#425761............................................    $  918,755       $   865,640
    Federal National Mortgage Assoc., 6.50%, 05/01/28,
     Pool#426090............................................        22,749            21,434
    Federal National Mortgage Assoc., 6.50%, 06/01/28,
     Pool#427634............................................     1,420,367         1,338,252
    Federal National Mortgage Assoc., 6.50%, 07/01/28,
     Pool#251813............................................       858,801           809,152
    Federal National Mortgage Assoc., 6.50%, 10/01/28,
     Pool#446616............................................       264,453           249,164
    Federal National Mortgage Assoc., 6.50%, 10/01/28,
     Pool#447986............................................       600,193           565,495
    Federal National Mortgage Assoc., 6.50%, 12/01/28,
     Pool#252255............................................       764,277           720,092
    Federal National Mortgage Assoc., 6.50%, 12/01/28,
     Pool#456699............................................       187,041           176,227
    Federal National Mortgage Assoc., 6.50%, 02/01/29,
     Pool#483395............................................       964,535           908,773
    Federal National Mortgage Assoc., 6.50%, 04/01/29,
     Pool#483944............................................       495,935           467,264
    Federal National Mortgage Assoc., 8.50%, 07/01/29,
     Pool#505851............................................       256,176           262,580
    Federal National Mortgage Assoc., 8.50%, 08/01/29,
     Pool#456563............................................       728,151           746,355
                                                                                 -----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST
     $15,988,577)...........................................                      15,250,723
                                                                                 -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (38.9%)
    Government National Mortgage Assoc., 7.00%, 10/15/07,
     Pool#297658............................................        54,494            53,915
    Government National Mortgage Assoc., 7.00%, 07/15/08,
     Pool#266910............................................        26,916            26,630
    Government National Mortgage Assoc., 6.00%, 02/15/09,
     Pool#335278............................................        90,253            85,487
    Government National Mortgage Assoc., 7.00%, 09/15/09,
     Pool#380616............................................       181,385           179,458
    Government National Mortgage Assoc., 7.00%, 07/15/10,
     Pool#780193............................................       565,891           560,232
    Government National Mortgage Assoc., 7.00%, 10/15/10,
     Pool#377618............................................       265,983           263,157
    Government National Mortgage Assoc., 7.00%, 02/15/11,
     Pool#292339............................................       306,246           302,993
    Government National Mortgage Assoc., 6.00%, 05/15/11,
     Pool#412601............................................        38,129            36,115
    Government National Mortgage Assoc., 6.00%, 06/15/11,
     Pool#424501............................................       142,228           134,717
    Government National Mortgage Assoc., 7.00%, 06/15/11,
     Pool#347186............................................       266,503           263,671
    Government National Mortgage Assoc., 6.00%, 01/15/13,
     Pool#407233............................................       739,688           700,624
    Government National Mortgage Assoc., 6.00%, 02/15/13,
     Pool#460756............................................       542,916           514,243
    Government National Mortgage Assoc., 6.00%, 01/15/24,
     Pool#345932............................................       150,269           136,745
    Government National Mortgage Assoc., 6.00%, 01/15/24,
     Pool#376364............................................       403,488           367,174
    Government National Mortgage Assoc., 6.00%, 05/15/24,
     Pool#352981............................................       166,653           151,655
    Government National Mortgage Assoc., 9.00%, 09/15/25,
     Pool#405492............................................       345,503           361,591
    Government National Mortgage Assoc., 7.00%, 09/15/25,
     Pool#410280............................................        82,034            79,214
    Government National Mortgage Assoc., 6.00%, 01/15/26,
     Pool#780312............................................       484,094           440,828
    Government National Mortgage Assoc., 7.00%, 02/15/26,
     Pool#347156............................................        38,444            37,122
    Government National Mortgage Assoc., 6.00%, 03/15/26,
     Pool#426301............................................        22,458            20,437
    Government National Mortgage Assoc., 7.00%, 06/15/26,
     Pool#780518............................................        20,260            19,576
    Government National Mortgage Assoc., 8.00%, 06/15/26,
     Pool#428867............................................       314,168           317,310
    Government National Mortgage Assoc., 8.00%, 07/15/26,
     Pool#432905............................................        66,362            67,026
    Government National Mortgage Assoc., 8.00%, 08/15/26,
     Pool#419634............................................        30,871            31,180
    Government National Mortgage Assoc., 8.00%, 08/15/26,
     Pool#421763............................................       157,239           158,811
    Government National Mortgage Assoc., 8.00%, 09/15/26,
     Pool#398884............................................       472,248           476,971
    Government National Mortgage Assoc., 8.00%, 11/15/26,
     Pool#415657............................................       120,061           121,261
    Government National Mortgage Assoc., 8.00%, 11/15/26,
     Pool#438875............................................       219,964           222,164
    Government National Mortgage Assoc., 8.00%, 11/15/26,
     Pool#442131............................................       245,241           247,693
    Government National Mortgage Assoc., 8.00%, 12/15/26,
     Pool#437256............................................       266,825           269,494
    Government National Mortgage Assoc., 7.00%, 12/15/26,
     Pool#442642............................................       160,554           155,035
    Government National Mortgage Assoc., 8.00%, 12/15/26,
     Pool#442190............................................        49,773            50,270
    Government National Mortgage Assoc., 8.00%, 01/15/27,
     Pool#444261............................................        35,553            35,908
    Government National Mortgage Assoc., 8.00%, 01/15/27,
     Pool#780497............................................       587,841           594,087
    Government National Mortgage Assoc., 8.00%, 02/15/27,
     Pool#436363............................................       463,699           468,336
    Government National Mortgage Assoc., 9.00%, 03/15/27,
     Pool#399193............................................         9,882            10,342
    Government National Mortgage Assoc., 7.50%, 04/15/27,
     Pool#446280............................................        12,402            12,262
    Government National Mortgage Assoc., 7.50%, 05/15/27,
     Pool#447186............................................        18,944            18,731
    Government National Mortgage Assoc., 8.00%, 06/15/27,
     Pool#447202............................................        53,228            53,760
    Government National Mortgage Assoc., 8.00%, 08/15/27,
     Pool#455387............................................       121,652           122,868
    Government National Mortgage Assoc., 7.50%, 09/15/27,
     Pool#452370............................................        98,819            97,707
    Government National Mortgage Assoc., 7.50%, 09/15/27,
     Pool#398090............................................        15,504            15,330
    Government National Mortgage Assoc., 7.50%, 11/15/27,
     Pool#447853............................................        13,358            13,208

    The accompanying notes are an integral part of the financial statements.
40
-------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL          MARKET
                                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
    Government National Mortgage Assoc., 7.50%, 11/15/27,
     Pool#456987............................................    $   16,750       $    16,562
    Government National Mortgage Assoc., 7.00%, 12/15/27,
     Pool#443779............................................        30,150            29,114
    Government National Mortgage Assoc., 7.00%, 12/15/27,
     Pool#460653............................................       490,365           473,509
    Government National Mortgage Assoc., 7.00%, 01/15/28,
     Pool#458763............................................       348,019           336,055
    Government National Mortgage Assoc., 7.00%, 01/15/28,
     Pool#460690............................................       372,629           359,820
    Government National Mortgage Assoc., 7.00%, 01/15/28,
     Pool#463365............................................       279,148           269,553
    Government National Mortgage Assoc., 7.00%, 02/15/28,
     Pool#433595............................................       414,957           400,692
    Government National Mortgage Assoc., 6.00%, 04/15/28,
     Pool#433722............................................       358,583           326,311
    Government National Mortgage Assoc., 6.00%, 04/15/28,
     Pool#452780............................................       243,735           221,799
    Government National Mortgage Assoc., 6.00%, 04/15/28,
     Pool#473500............................................       335,794           305,572
    Government National Mortgage Assoc., 6.00%, 05/15/28,
     Pool#465359............................................       448,784           408,393
    Government National Mortgage Assoc., 7.00%, 05/15/28,
     Pool#475480............................................       819,477           791,308
    Government National Mortgage Assoc., 6.00%, 06/15/28,
     Pool#449548............................................       485,748           442,031
    Government National Mortgage Assoc., 6.00%, 06/15/28,
     Pool#476330............................................        37,232            33,881
    Government National Mortgage Assoc., 7.00%, 07/15/28,
     Pool#464696............................................       600,251           579,617
    Government National Mortgage Assoc., 9.00%, 08/15/28,
     Pool#473752............................................       419,745           439,290
    Government National Mortgage Assoc., 6.00%, 09/15/28,
     Pool#780864............................................        83,841            76,348
    Government National Mortgage Assoc., 6.00%, 09/15/28,
     Pool#433994............................................       505,453           459,962
    Government National Mortgage Assoc., 6.00%, 09/15/28,
     Pool#457821............................................       459,261           417,927
    Government National Mortgage Assoc., 6.00%, 10/15/28,
     Pool#465564............................................       356,316           324,249
    Government National Mortgage Assoc., 6.00%, 10/15/28,
     Pool#467286............................................       466,513           424,527
    Government National Mortgage Assoc., 6.00%, 10/15/28,
     Pool#475620............................................       429,140           390,517
    Government National Mortgage Assoc., 6.00%, 10/15/28,
     Pool#484473............................................       484,268           440,683
    Government National Mortgage Assoc., 6.00%, 10/15/28,
     Pool#490686............................................     1,112,198         1,012,100
    Government National Mortgage Assoc., 7.00%, 12/15/28,
     Pool#426720............................................       456,672           440,974
    Government National Mortgage Assoc., 7.00%, 12/15/28,
     Pool#491307............................................       334,045           322,562
    Government National Mortgage Assoc., 7.00%, 12/15/28,
     Pool#472893............................................       718,026           693,344
    Government National Mortgage Assoc., 7.00%, 01/15/29,
     Pool#467844............................................       478,293           461,851
    Government National Mortgage Assoc., 8.00%, 01/15/29,
     Pool#495502............................................       406,172           410,234
    Government National Mortgage Assoc., 6.00%, 03/15/29,
     Pool#459014............................................       373,633           340,006
    Government National Mortgage Assoc., 6.00%, 03/15/29,
     Pool#466453............................................       529,072           481,456
    Government National Mortgage Assoc., 7.50%, 06/15/29,
     Pool#398586............................................       883,698           873,756
    Government National Mortgage Assoc., 7.50%, 08/15/29,
     Pool#481618............................................       948,506           937,836
    Government National Mortgage Assoc., 7.50%, 08/15/29,
     Pool#489108............................................       697,734           689,885
    Government National Mortgage Assoc., 7.50%, 08/15/29,
     Pool#481619............................................       959,574           948,779
    Government National Mortgage Assoc., 7.00%, 02/15/29,
     Pool#496143............................................       398,708           385,002
                                                                                 -----------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST
     $25,435,826)...........................................                      24,260,843
                                                                                 -----------
U.S. TREASURY NOTES (5.6%)
    Notes, 5.375%, 02/15/01.................................     3,525,000         3,496,058
                                                                                 -----------
    TOTAL U.S. TREASURY NOTES (COST $3,512,377).............                       3,496,058
                                                                                 -----------
MONEY MARKET FUND (1.8%)
    Bank of New York Cash Reserve...........................     1,119,991         1,119,991
                                                                                 -----------
    TOTAL MONEY MARKET FUND (COST $1,119,991)...............                       1,119,991
                                                                                 -----------
    TOTAL INVESTMENTS (COST $64,733,456) (+) -- 99.5%.......                      62,001,397
    OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%..............                         307,436
                                                                                 -----------
    TOTAL NET ASSETS -- 100.0%..............................                     $62,308,833
                                                                                 ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..................    $         0
Unrealized depreciation ..................     (2,745,260)
                                              -----------
Net unrealized depreciation ..............    $(2,745,260)
                                              ===========

    The accompanying notes are an integral part of the financial statements.
                                                                              41
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                                          HIGH             EMERGING
                                                                         YIELD              MARKETS
                                                                          FUND                 FUND
---------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (1)..........................    $1,440,796,034         $171,760,864
  Interest and dividends receivable.........................        32,872,653            4,062,652
  Receivable for capital shares sold........................         1,181,697                1,823
  Receivable for investment securities sold.................            45,673                   --
  Deferred organization expenses............................                --                   --
  Net unrealized appreciation on forward foreign currency
    contracts (Note 2)......................................         2,990,864                   --
  Prepaid expenses and other assets.........................            74,611               17,962
                                                                --------------         ------------
    Total Assets............................................     1,477,961,532          175,843,301
                                                                --------------         ------------
LIABILITIES:
  Dividends payable.........................................         5,108,453            1,919,817
  Payable for investment securities purchased...............                --                   --
  Payable for capital shares redeemed.......................         2,444,124               11,359
  Investment advisory fees payable..........................           925,562              131,278
  Custody fees payable......................................            43,018               15,953
  Professional fees payable.................................            47,829               19,992
  Administration fees payable...............................           101,256               13,857
  Other payables and accrued expenses.......................            47,266                7,007
                                                                --------------         ------------
    Total Liabilities.......................................         8,717,508            2,119,263
                                                                --------------         ------------
NET ASSETS:.................................................    $1,469,244,024         $173,724,038
                                                                ==============         ============
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share.......    $      161,086         $     18,655
  Additional paid-in capital................................     1,641,844,140          224,872,019
  Distributions in excess of net investment income..........        (2,984,862)          (1,919,817)
  Accumulated undistributed net investment income...........                --                   --
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions.......................       (16,016,711)         (42,809,740)
  Net unrealized appreciation (depreciation) of investments
    and foreign currency transactions.......................      (153,759,629)          (6,437,079)
                                                                --------------         ------------
NET ASSETS..................................................    $1,469,244,024         $173,724,038
                                                                ==============         ============
SELECT SHARES:
  NET ASSETS................................................    $1,454,507,155         $173,724,038
                                                                ==============         ============
  SHARES OF CAPITAL STOCK OUTSTANDING.......................       159,616,205           18,654,632
                                                                ==============         ============
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER
    SHARE)..................................................    $         9.11         $       9.31
                                                                ==============         ============
MSD&T SHARES:
  NET ASSETS................................................    $   14,736,869
                                                                ==============
  SHARES OF CAPITAL STOCK OUTSTANDING.......................         1,469,511
                                                                ==============
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER
    SHARE)..................................................    $        10.03
                                                                ==============
(1) Investments at cost.....................................    $1,597,442,239         $178,197,943

    The accompanying notes are an integral part of the financial statements.
42
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1999

    LATIN AMERICA    NEW YORK   CALIFORNIA    NATIONAL   U.S. GOVERNMENT     MORTGAGE
           EQUITY   MUNICIPAL    MUNICIPAL   MUNICIPAL        SECURITIES   SECURITIES
             FUND        FUND         FUND        FUND              FUND         FUND
-------------------------------------------------------------------------------------
ASSETS:
  Investments,
    at market
    value
    (1)... $  23,959,293 $67,012,838 $13,671,341 $18,763,645 $    41,593,254 $62,001,397
  Interest
    and
 dividends
 receivable...       152,458 1,056,717   177,554   294,600         888,798   406,473
  Receivable
    for
    capital
    shares
    sold...            --   350,000        --        --               --         841
  Receivable
    for
  investment
  securities
    sold...            --        --        --        --               --          --
  Deferred
  organization
   expenses...        10,084     1,662    19,563    18,722          10,656    10,656
Net
unrealized
appreciation
    on
    forward
    foreign
    currency
   contracts
(Note 2)....            --        --        --        --              --          --
  Prepaid
 expenses
    and
    other
assets...         7,096     5,118     4,794      7,635             6,701      12,953
    -------------   ---------   ---------    ---------   ---------------   ---------
    Total
Assets...    24,128,931 68,426,335 13,873,252 19,084,602      42,499,409   62,432,320
    -------------   ---------   ---------    ---------   ---------------   ---------
LIABILITIES:
  Dividends
 payable...       139,222    53,462    11,352    23,601           46,549      79,894
  Payable
    for
    investment
    securities
  purchased...            --        --   204,060        --              --        --
  Payable
    for
  capital
   shares
   redeemed...           345   100,000        --        --           2,172     2,499
  Investment
    advisory
    fees
  payable...        18,445    15,042       483     3,705           6,674      11,722
  Custody
    fees
    payable...        12,050     2,054       383       738           1,229     1,820
  Professional
    fees
    payable...         9,082    14,425     7,781     9,407          13,451    13,913
  Administration
    fees
    payable...         1,767     5,780        --        --           3,666     5,112
  Other
  payables
    and
   accrued
   expenses...         3,269     7,561     3,935     3,550           3,951     8,527
    -------------   ---------   ---------    ---------   ---------------   ---------
    Total
    Liabilities...       184,180   198,324   227,994    41,001          77,692   123,487
    -------------   ---------   ---------    ---------   ---------------   ---------
NET
ASSETS:... $  23,944,751 $68,228,011 $13,645,258 $19,043,601 $    42,421,717 $62,308,833
    =============   =========   =========    =========   ===============   =========
Net
Assets
consist
  of:
  Shares
    of
 capital
  stock,
  $0.001
    par
   value
    per
share... $       2,160 $   6,612 $   1,357   $   1,898   $         4,349   $   6,419
  Additional
    paid-in
  capital...    37,198,189 69,856,566 14,110,677 19,439,242      45,138,639 65,179,437
  Distributions
    in excess
    of net
    investment
    income...            --        --        --        --            (143)      (267)
  Accumulated
undistributed
    net
   investment
    income...            --        --     8,345     5,322              --         --
  Accumulated
undistributed
    net
    realized
    loss on
  investments
    and
    foreign
    currency
    transactions...   (19,924,459)  (578,290)   (22,405)  (280,733)      (1,081,497)  (144,697)
Net
unrealized
appreciation
(depreciation)
    of
   investments
    and
    foreign
    currency
    transactions...     6,668,861 (1,056,877)  (452,716)  (122,128)      (1,639,631) (2,732,059)
    -------------   ---------   ---------    ---------   ---------------   ---------
NET
ASSETS... $  23,944,751 $68,228,011 $13,645,258 $19,043,601 $    42,421,717 $62,308,833
    =============   =========   =========    =========   ===============   =========
SELECT
SHARES:
NET
ASSETS... $  23,944,751 $68,228,011 $13,645,258 $19,043,601 $    42,421,717 $62,308,833
    =============   =========   =========    =========   ===============   =========
  SHARES
    OF
 CAPITAL
   STOCK
   OUTSTANDING...     2,160,400 6,611,659 1,357,060 1,897,662       4,348,609 6,419,298
    =============   =========   =========    =========   ===============   =========
NET
ASSET
VALUE
(OFFERING
    AND
    REDEMPTION
    PRICE PER
    SHARE)... $       11.08 $   10.32 $   10.06 $   10.04 $          9.76  $    9.71
    =============   =========   =========    =========   ===============   =========
MSD&T
SHARES:
NET
ASSETS...
  SHARES
    OF
 CAPITAL
   STOCK
   OUTSTANDING...
NET
ASSET
VALUE
(OFFERING
    AND
    REDEMPTION
    PRICE PER
    SHARE)...
(1)
Investments    17,266,006 68,069,715 14,124,057 18,885,773      43,232,885 64,733,456
  at
  cost... $         $           $            $           $                 $

    The accompanying notes are an integral part of the financial statements.
                                                                              43
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                        HIGH                  EMERGING
                                                                       YIELD                   MARKETS
                                                                        FUND                      FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................    $169,584,383              $ 19,946,916
  Dividends (2).............................................         883,536                        --
                                                                ------------              ------------
    Total income............................................     170,467,919                19,946,916
                                                                ------------              ------------
EXPENSES:
  Advisory..................................................      12,190,323                 1,344,676
  Administration............................................       1,246,898                   186,761
  Professional..............................................         198,487                    53,320
  Transfer agent and shareholder servicing fees.............         154,305                    41,571
  Custody...................................................         274,111                       883
  Fund accounting...........................................          15,000                    15,000
  Amortization of organization expenses.....................              --                        --
  Miscellaneous.............................................         265,479                    20,632
                                                                ------------              ------------
    Total expenses before waivers/reimbursements............      14,344,603                 1,662,843
    Less expenses waived/reimbursed.........................              --                   (44,823)
                                                                ------------              ------------
    Net expenses............................................      14,344,603                 1,618,020
                                                                ------------              ------------
NET INVESTMENT INCOME.......................................     156,123,316                18,328,896
                                                                ------------              ------------
REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions..............     (15,953,811)              (14,927,710)
  Net realized gains (loss) on foreign currency
    transactions............................................       6,986,304                   (12,074)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................    (132,802,201)               33,460,289
  Net change in unrealized appreciation (depreciation) of
    foreign currency transactions...........................       2,950,558                        --
                                                                ------------              ------------
Net realized and unrealized gains (loss) on investments.....    (138,819,150)               18,520,505
                                                                ------------              ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $ 17,304,166              $ 36,849,401
                                                                ============              ============
(2) Foreign tax withholding.................................    $         --              $         --

    The accompanying notes are an integral part of the financial statements.
44
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)

    LATIN AMERICA    NEW YORK   CALIFORNIA    NATIONAL   U.S. GOVERNMENT     MORTGAGE
           EQUITY   MUNICIPAL    MUNICIPAL   MUNICIPAL        SECURITIES   SECURITIES
             FUND        FUND         FUND        FUND              FUND         FUND
-------------------------------------------------------------------------------------
INVESTMENT
  INCOME:
  Interest... $      10,986 $3,291,971 $ 577,793 $ 992,044 $     2,190,970 $3,908,127
  Dividends
    (2)...       460,574        --        --        --                --          --
    -------------   ---------   ---------    ---------   ---------------   ---------
    Total
income...       471,560 3,291,971   577,793    992,044         2,190,970   3,908,127
    -------------   ---------   ---------    ---------   ---------------   ---------
EXPENSES:
  Advisory...       174,866   251,216    45,892    77,770         143,287    212,993
  Administration...        21,858    89,720    16,390    27,774          51,174    76,069
  Professional...        35,293    36,880    21,266    26,006          33,465    34,764
  Transfer
    agent
    and
    shareholder
    servicing
    fees...        18,000    18,000    18,000    18,000           18,000      18,000
  Custody...       (24,126)    12,661     2,368     4,568           7,466     10,116
  Fund
  accounting...        15,000    15,000    15,000    15,000          15,000    15,000
  Amortization
    of
  organization
   expenses...         6,273     6,551     8,435     5,322           4,364     4,364
  Miscellaneous...        14,123    27,393    14,448    15,100          15,278    31,069
    -------------   ---------   ---------    ---------   ---------------   ---------
    Total
 expenses
   before
   waivers/reimbursements...       261,287   457,421   141,799   189,540         288,034   402,375
    Less
expenses
waived/reimbursed...       (37,450)   (98,541)   (76,352)   (78,445)         (83,339)   (98,099)
    -------------   ---------   ---------    ---------   ---------------   ---------
Net
expenses...       223,837   358,880    65,447   111,095          204,695     304,276
    -------------   ---------   ---------    ---------   ---------------   ---------
NET
INVESTMENT
 INCOME...       247,723 2,933,091   512,346   880,949         1,986,275   3,603,851
    -------------   ---------   ---------    ---------   ---------------   ---------
REALIZED
  AND
  UNREALIZED
  GAINS
  (LOSS) ON
INVESTMENTS:
Net
realized
    loss
    on
    investment
    transactions...    (5,327,451)  (578,290)   (22,405)  (280,733)      (1,056,878)  (137,336)
Net
realized
   gains
  (loss)
    on
 foreign
currency
transactions...       (57,144)        --        --        --              --        --
Net
change
    in
    unrealized
  appreciation
(depreciation)
    of
investments...    13,438,073 (2,913,138)  (636,696)  (471,504)      (1,681,065) (3,193,680)
Net
change
    in
    unrealized
  appreciation
(depreciation)
    of foreign
    currency
    transactions...       (17,986)        --        --        --              --        --
    -------------   ---------   ---------    ---------   ---------------   ---------
Net
realized
  and
  unrealized
  gains
  (loss) on
  investments...     8,035,492 (3,491,428)  (659,101)  (752,237)      (2,737,943) (3,331,016)
    -------------   ---------   ---------    ---------   ---------------   ---------
INCREASE
(DECREASE)
  IN NET
  ASSETS
 RESULTING
  FROM
  OPERATIONS... $   8,283,215 $(558,337) $(146,755) $ 128,712 $      (751,668) $ 272,835
    =============   =========   =========    =========   ===============   =========
(2)
Foreign
  tax
  withholding... $      56,475 $      -- $      -- $      -- $            -- $      --

    The accompanying notes are an integral part of the financial statements.
                                                                              45
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           HIGH YIELD FUND
                                                                --------------------------------------
                                                                     FOR THE YEAR         FOR THE YEAR
                                                                            ENDED                ENDED
                                                                DECEMBER 31, 1999    DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................    $     156,123,316    $     137,392,018
  Net realized gains (loss) on investment and foreign
    currency transactions...................................           (8,967,507)            (903,338)
  Net change in unrealized appreciation (depreciation) of
    investments and foreign currency transactions...........         (129,851,643)         (75,066,948)
                                                                -----------------    -----------------
  Net increase (decrease) in net assets resulting from
    operations..............................................           17,304,166           61,421,732
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         (156,123,316)        (137,392,018)
  Excess of net investment income...........................           (8,535,732)                  --
  Net realized gains........................................                   --                   --
  Excess of net realized gains..............................                   --                   --
  Return of capital.........................................                   --                   --
                                                                -----------------    -----------------
  Total dividends and distributions to shareholders.........         (164,659,048)        (137,392,018)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................          530,922,622          769,293,164
  Dividends reinvested......................................          114,020,009           95,379,400
  Cost of shares redeemed...................................         (767,972,952)        (395,641,025)
                                                                -----------------    -----------------
  Net increase (decrease) in net assets from capital share
    transactions............................................         (123,030,321)         469,031,539
                                                                -----------------    -----------------
  Total increase (decrease) in net assets...................         (270,385,203)         393,061,253
NET ASSETS:
  Beginning of year.........................................        1,739,629,227        1,346,567,974
                                                                -----------------    -----------------
  End of year*..............................................    $   1,469,244,024    $   1,739,629,227
                                                                =================    =================
* (Including undistributed net investment
  income/distributions in excess of net investment
  income.)..................................................    $      (2,984,862)   $      (1,435,436)

                                                                      CALIFORNIA MUNICIPAL FUND
                                                                --------------------------------------
                                                                     FOR THE YEAR         FOR THE YEAR
                                                                            ENDED                ENDED
                                                                DECEMBER 31, 1999    DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................    $         512,346    $         318,365
  Net realized gains (loss) on investment and foreign
    currency transactions...................................              (22,405)              39,740
  Net change in unrealized appreciation (depreciation) of
    investments and foreign currency transactions...........             (636,696)             108,350
                                                                -----------------    -----------------
  Net increase (decrease) in net assets resulting from
    operations..............................................             (146,755)             466,455
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................             (512,346)            (318,365)
  Excess of net investment income...........................                   --               (9,756)
  Net realized gains........................................                   --              (39,704)
  Excess of net realized gains..............................                   --                   --
  Return of capital.........................................                   --                   --
                                                                -----------------    -----------------
  Total dividends and distributions to shareholders.........             (512,346)            (367,825)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................            4,381,453            8,055,789
  Dividends reinvested......................................              364,877              297,972
  Cost of shares redeemed...................................           (1,507,814)          (2,178,623)
                                                                -----------------    -----------------
  Net increase (decrease) in net assets from capital share
    transactions............................................            3,238,516            6,175,138
                                                                -----------------    -----------------
  Total increase (decrease) in net assets...................            2,579,415            6,273,768
NET ASSETS:
  Beginning of year.........................................           11,065,843            4,792,075
                                                                -----------------    -----------------
  End of year*..............................................    $      13,645,258    $      11,065,843
                                                                =================    =================
* (Including undistributed net investment
  income/distributions in excess of net investment
  income.)..................................................    $           8,345                   --

    The accompanying notes are an integral part of the financial statements.
46
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

            EMERGING MARKETS FUND                 LATIN AMERICA EQUITY FUND                NEW YORK MUNICIPAL FUND
    -------------------------------------   -------------------------------------   -------------------------------------
         FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                ENDED               ENDED               ENDED               ENDED               ENDED               ENDED
    DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1999   DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------------------
INCREASE
  IN NET
 ASSETS:
OPERATIONS:
Net
investment
 income... $      18,328,896 $      23,350,270 $         247,723 $         935,060  $       2,933,091   $       2,333,812
Net
realized
   gains
  (loss)
    on
    investment
    and
    foreign
    currency
    transactions...       (14,939,784)       (26,279,756)        (5,384,595)       (12,397,589)          (578,290)           358,577
Net
change
    in
    unrealized
  appreciation
(depreciation)
    of
   investments
    and
    foreign
    currency
    transactions...        33,460,289       (39,570,678)        13,420,087       (11,258,757)        (2,913,138)           668,521
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
Net
increase
(decrease)
    in net
    assets
 resulting
    from
    operations...        36,849,401       (42,500,164)         8,283,215       (22,721,286)          (558,337)         3,360,910
DIVIDENDS
  AND
  DISTRIBUTIONS
  TO
  SHAREHOLDERS
  FROM:
Net
investment
 income...       (18,026,181)       (22,781,139)          (247,723)          (773,732)        (2,933,091)        (2,333,812)
  Excess
    of
    net
    investment
    income...                --                --           (37,119)                --                --            (9,835)
Net
realized
gains...                --                --                --            (40,064)                 --            (358,577)
  Excess
    of
    net
realized
gains...                --          (625,832)                --                --                  --             (14,521)
  Return
    of
    capital...          (302,715)          (569,131)                --                --                --                --
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
  Total
  dividends
    and
    distributions
    to
  shareholders...       (18,328,896)       (23,976,102)          (284,842)          (813,796)        (2,933,091)        (2,716,745)
CAPITAL
  SHARE
  TRANSACTIONS:
  Proceeds
    from
    shares
 issued...        50,168,407       101,711,812         6,590,882         6,292,203         28,065,457          46,233,943
  Dividends
  reinvested...        10,379,144        16,044,606           145,620           445,995         2,449,903         2,328,952
  Cost
    of
shares
redeemed...       (54,249,530)      (113,151,233)        (7,146,256)       (21,899,202)       (26,588,867)       (23,459,800)
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
Net
increase
(decrease)
    in net
    assets
    from
   capital
    share
    transactions...         6,298,021         4,605,185          (409,754)       (15,161,004)         3,926,493        25,103,095
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
  Total
  increase
(decrease)
    in net
 assets...        24,818,526       (61,871,081)         7,588,619       (38,696,086)           435,065         25,747,260
NET
ASSETS:
  Beginning
    of
    year...       148,905,512       210,776,593        16,356,132        55,052,218        67,792,946          42,045,686
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
End
 of
 year*... $     173,724,038 $     148,905,512 $      23,944,751 $      16,356,132   $      68,228,011   $      67,792,946
    =================   =================   =================   =================   =================   =================
*
(Including
undistributed
  net
  investment
  income/distributions
  in excess of net
  investment
  income.)... $      (1,919,817) $      (2,210,458)                -- $          86,976                --                --

           NATIONAL MUNICIPAL FUND             U.S. GOVERNMENT SECURITIES FUND            MORTGAGE SECURITIES FUND
    -------------------------------------   -------------------------------------   -------------------------------------
         FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                ENDED               ENDED               ENDED               ENDED               ENDED               ENDED
    DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1999   DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------------------
INCREASE
  IN NET
 ASSETS:
OPERATIONS:
Net
investment
 income... $         880,949 $         545,835 $       1,986,275 $         881,214  $       3,603,851   $       1,966,420
Net
realized
   gains
  (loss)
    on
    investment
    and
    foreign
    currency
    transactions...          (280,733)           119,562        (1,056,878)           705,098          (137,336)            55,332
Net
change
    in
    unrealized
  appreciation
(depreciation)
    of
   investments
    and
    foreign
    currency
    transactions...          (471,504)           307,333        (1,681,065)            10,941        (3,193,680)           379,496
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
Net
increase
(decrease)
    in net
    assets
 resulting
    from
    operations...           128,712           972,730          (751,668)         1,597,253           272,835         2,401,248
DIVIDENDS
  AND
  DISTRIBUTIONS
  TO
  SHAREHOLDERS
  FROM:
Net
investment
 income...          (880,949)          (545,835)        (1,986,275)          (881,214)        (3,603,851)        (1,966,420)
  Excess
    of
    net
    investment
    income...                --            (6,615)            (4,923)            (4,391)            (4,631)           (21,491)
Net
realized
gains...                --          (122,483)           (42,714)          (690,853)            (9,056)            (55,332)
  Excess
    of
    net
realized
gains...                --                --                --                 --                  --             (27,956)
  Return
    of
    capital...                --                --                --                --                --                --
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
  Total
  dividends
    and
    distributions
    to
  shareholders...          (880,949)          (674,933)        (2,033,912)        (1,576,458)        (3,617,538)        (2,071,199)
CAPITAL
  SHARE
  TRANSACTIONS:
  Proceeds
    from
    shares
 issued...         8,882,215        31,253,540        25,276,670        39,744,486         16,252,334          38,457,330
  Dividends
  reinvested...           678,632           630,967         1,722,886         1,476,753         2,964,170         1,911,337
  Cost
    of
shares
redeemed...       (19,499,510)        (5,252,890)       (21,151,397)        (5,837,572)        (8,024,428)        (3,274,675)
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
Net
increase
(decrease)
    in net
    assets
    from
   capital
    share
    transactions...        (9,938,663)        26,631,617         5,848,159        35,383,667        11,192,076        37,093,992
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
  Total
  increase
(decrease)
    in net
 assets...       (10,690,900)        26,929,414         3,062,579        35,404,462         7,847,373          37,424,041
NET
ASSETS:
  Beginning
    of
    year...        29,734,501         2,805,087        39,359,138         3,954,676        54,461,460          17,037,419
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
End
 of
 year*... $      19,043,601 $      29,734,501 $      42,421,717 $      39,359,138   $      62,308,833   $      54,461,460
    =================   =================   =================   =================   =================   =================
*
(Including
undistributed
  net
  investment
  income/distributions
  in excess of net
  investment
  income.)... $           5,322                -- $            (143)                -- $            (267) $              --

    The accompanying notes are an integral part of the financial statements.
                                                                              47
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                                  SELECT SHARES
                                                ---------------------------------------------------------------------------------
                                                 FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                        ENDED            ENDED            ENDED            ENDED            ENDED
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                         1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........     $     9.91       $    10.34       $    10.15        $   9.92         $   9.25
                                                 ----------       ----------       ----------        --------         --------
  Net investment income.....................           0.90             0.88             0.87            0.89             0.90
  Net realized and unrealized gain (loss)...          (0.79)           (0.43)            0.31            0.29             0.67
                                                 ----------       ----------       ----------        --------         --------
  Total income from investment operations...           0.11             0.45             1.18            1.18             1.57
                                                 ----------       ----------       ----------        --------         --------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income.....................          (0.90)           (0.88)           (0.87)          (0.89)           (0.89)
  Excess of net investment income...........          (0.01)              --               --              --               --
  Net realized gains........................             --               --            (0.12)          (0.06)           (0.01)
                                                 ----------       ----------       ----------        --------         --------
Total dividends and distributions...........          (0.91)           (0.88)           (0.99)          (0.95)           (0.90)
                                                 ----------       ----------       ----------        --------         --------
  Net change in net asset value per share...          (0.80)           (0.43)            0.19            0.23             0.67
                                                 ----------       ----------       ----------        --------         --------
NET ASSET VALUE, END OF PERIOD..............     $     9.11       $     9.91       $    10.34        $  10.15         $   9.92
                                                 ==========       ==========       ==========        ========         ========
TOTAL RETURN(a).............................          1.10%            4.49%           12.09%          12.46%           17.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)..............................     $1,454,507       $1,739,622       $1,346,553        $851,720         $479,090
Ratios to average net assets:
  Expenses..................................          0.82%            0.84%***         0.87%***        0.98%***         1.05%***
  Net investment income.....................          8.91%            8.67%            8.46%           8.86%            9.38%
PORTFOLIO TURNOVER RATE.....................            42%              36%              47%             41%              34%

                          HIGH YIELD FUND (CONTINUED)

                                                                          ADVISOR SHARES(D)                 MSD&T SHARES
                                                                --------------------------------------    -----------------
                                                                   FOR THE PERIOD      FOR THE PERIOD*     FOR THE PERIOD**
                                                                            ENDED                ENDED                ENDED
                                                                DECEMBER 31, 1998    DECEMBER 31, 1997    DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.34               $10.37               $ 10.00(e)
                                                                     ------               ------               -------
  Net investment income.....................................           0.60                 0.32                  0.19
  Net realized and unrealized gain (loss)...................          (0.43)                0.09                  0.05
                                                                     ------               ------               -------
  Total income from investment operations...................           0.17                 0.41                  0.24
                                                                     ------               ------               -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income.....................................          (0.60)               (0.32)                (0.21)
  Net realized gains........................................             --                (0.12)                   --
                                                                     ------               ------               -------
Total dividends and distributions...........................          (0.60)               (0.44)                (0.21)
                                                                     ------               ------               -------
  Net change in net asset value per share...................          (0.43)               (0.03)                 0.03
                                                                     ------               ------               -------
NET ASSET VALUE, END OF PERIOD..............................         $ 9.91               $10.34               $ 10.03
                                                                     ======               ======               =======
TOTAL RETURN(a).............................................          0.67%(b)             3.93%(b)              2.38%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................         $    7               $   15               $14,737
Ratios to average net assets:
  Expenses..................................................          0.93%(c)***          1.03%(c)***           1.07%(c)
  Net investment income.....................................          9.54%(c)             7.87%(c)              9.01%(c)
PORTFOLIO TURNOVER RATE.....................................            36%                  47%                   42%

---------------

                    *   Sales of Advisor Shares began on August 14, 1997.
                   **   Sales of MSD&T Shares began on November 1, 1999.
                  ***   During the period, certain fees were reduced and/or
                        reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   Not annualized.
                  (c)   Annualized.
                  (d)   As of December 31, 1999, and for substantially all of the
                        year then ended, there were no Advisor Shares outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
48
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                             EMERGING MARKETS FUND

                                                                                SELECT SHARES(b)
                                                ---------------------------------------------------------------------------------
                                                 FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                        ENDED            ENDED            ENDED            ENDED            ENDED
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                         1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........      $   8.20         $  10.46         $  11.03         $   9.91          $  8.84
                                                  --------         --------         --------         --------          -------
  Net investment income.....................          1.06             0.99             1.15             1.00             0.90
  Net realized and unrealized gain (loss)...          1.09            (2.23)              --             1.55             1.07
                                                  --------         --------         --------         --------          -------
  Total income (loss) from investment
    operations..............................          2.15            (1.24)            1.15             2.55             1.97
                                                  --------         --------         --------         --------          -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income.....................         (1.02)           (0.97)           (1.15)           (1.00)           (0.60)
  Excess of net investment income...........            --               --            (0.04)              --               --
  Net realized gains........................            --               --            (0.53)           (0.43)              --
  Excess of realized gains..................            --            (0.03)              --               --               --
  Return of capital.........................         (0.02)           (0.02)              --               --            (0.30)
                                                  --------         --------         --------         --------          -------
Total dividends and distributions...........         (1.04)           (1.02)           (1.72)           (1.43)           (0.90)
                                                  --------         --------         --------         --------          -------
  Net change in net asset value per share...          1.11            (2.26)           (0.57)            1.12             1.07
                                                  --------         --------         --------         --------          -------
NET ASSET VALUE, END OF PERIOD..............      $   9.31         $   8.20         $  10.46         $  11.03          $  9.91
                                                  ========         ========         ========         ========          =======
TOTAL RETURN(a).............................        27.81%          (11.92%)          10.67%           26.56%           23.38%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..............................      $173,724         $148,908         $210,777         $116,144          $49,250
Ratios to average net assets:
  Expenses*.................................         1.08%            1.10%            1.29%            1.16%            1.50%
  Net investment income.....................        12.27%           10.53%            9.49%            9.62%            9.97%
PORTFOLIO TURNOVER RATE.....................           74%              77%             179%             136%              60%

---------------

                    *   During the period, certain fees were reduced and/or
                        reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   As of December 31, 1999, there were no Advisor Shares
                        outstanding.

    The accompanying notes are an integral part of the financial statements.
                                                                              49
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                           LATIN AMERICA EQUITY FUND

                                                                         SELECT SHARES(D)
                                     -----------------------------------------------------------------------------------------
                                           FOR THE YEAR         FOR THE YEAR         FOR THE YEAR          FOR THE PERIOD FROM
                                                  ENDED                ENDED                ENDED           FEBRUARY 13, 1996*
                                      DECEMBER 31, 1999    DECEMBER 31, 1998    DECEMBER 31, 1997    THROUGH DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................       $  7.34              $  14.13             $ 11.66                  $ 10.00(e)
                                          -------              --------             -------                  -------
  Net investment income (loss).....          0.09                  0.27                0.09                     0.20
  Net realized and unrealized gain
    (loss).........................          3.78                 (6.82)               2.74                     2.11
                                          -------              --------             -------                  -------
  Total income (loss) from
    investment operations..........          3.87                 (6.55)               2.83                     2.31
                                          -------              --------             -------                  -------
LESS DIVIDENDS AND DISTRIBUTION
  FROM:
  Net investment income (loss).....         (0.09)                (0.23)              (0.09)                   (0.20)
  Excess of net investment
    income.........................         (0.04)                   --               (0.02)                      --
  Net realized gains...............            --                 (0.01)              (0.25)                   (0.45)
                                          -------              --------             -------                  -------
Total dividends and
  distributions....................         (0.13)                (0.24)              (0.36)                   (0.65)
                                          -------              --------             -------                  -------
  Net change in net asset value per
    share..........................          3.74                 (6.79)               2.47                     1.66
                                          -------              --------             -------                  -------
NET ASSET VALUE, END OF PERIOD.....       $ 11.08              $   7.34             $ 14.13                  $ 11.66
                                          =======              ========             =======                  =======
TOTAL RETURN(a)....................        52.76%               (46.96%)             24.22%                   23.36%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands).....................       $23,945              $ 16,356             $55,034                  $13,308
Ratios to average net assets:
  Expenses***......................         1.28%                 1.97%               1.60%                    2.00%(c)
  Net Investment Income (loss).....         1.42%                 2.53%               0.26%                    1.97%(c)
PORTFOLIO TURNOVER RATE............           63%                   53%                 98%                     133%

                                       ADVISOR SHARES
                                     ------------------
                                       FOR THE PERIOD**
                                                  ENDED
                                      DECEMBER 31, 1997
-----------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................        $15.11
                                           ------
  Net investment income (loss).....         (0.21)
  Net realized and unrealized gain
    (loss).........................         (0.50)
                                           ------
  Total income (loss) from
    investment operations..........         (0.71)
                                           ------
LESS DIVIDENDS AND DISTRIBUTION
  FROM:
  Net investment income (loss).....         (0.01)
  Excess of net investment
    income.........................            --
  Net realized gains...............         (0.25)
                                           ------
Total dividends and
  distributions....................         (0.26)
                                           ------
  Net change in net asset value per
    share..........................         (0.97)
                                           ------
NET ASSET VALUE, END OF PERIOD.....        $14.14
                                           ======
TOTAL RETURN(a)....................        (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands).....................        $   18
Ratios to average net assets:
  Expenses***......................         1.73%(c)
  Net Investment Income (loss).....        (0.73%)(c)
PORTFOLIO TURNOVER RATE............           98%

                            NEW YORK MUNICIPAL FUND

                                                                        SELECT SHARES(d)
                                      ------------------------------------------------------------------------------------
                                            FOR THE YEAR          FOR THE YEAR          FOR THE YEAR          FOR THE YEAR
                                                   ENDED                 ENDED                 ENDED                 ENDED
                                       DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997     DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................         $ 10.82               $ 10.69               $ 10.40               $ 10.47
                                           -------               -------               -------               -------
  Net investment income...........            0.43                  0.44                  0.46                  0.44
  Net realized and unrealized gain
    (loss)........................           (0.50)                 0.19                  0.34                 (0.06)
                                           -------               -------               -------               -------
  Total income (loss) from
    investment operations.........           (0.07)                 0.63                  0.80                  0.38
                                           -------               -------               -------               -------
LESS DIVIDENDS AND DISTRIBUTIONS
  FROM:
  Net investment income...........           (0.43)                (0.44)                (0.46)                (0.44)
  Net realized gains..............              --                 (0.06)                (0.05)                (0.01)
                                           -------               -------               -------               -------
Total dividends and
  distributions...................           (0.43)                (0.50)                (0.51)                (0.45)
                                           -------               -------               -------               -------
  Net change in net asset value
    per share.....................           (0.50)                 0.13                  0.29                 (0.07)
                                           -------               -------               -------               -------
NET ASSET VALUE, END OF PERIOD....         $ 10.32               $ 10.82               $ 10.69               $ 10.40
                                           =======               =======               =======               =======
TOTAL RETURN(a)...................          (0.65%)                6.03%                 7.84%                 3.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)....................         $68,228               $67,793               $42,046               $20,158
Ratios to average net assets:
  Expenses***.....................           0.50%                 0.50%                 0.50%                 0.55%
  Net investment income...........           4.09%                 4.08%                 4.22%                 4.28%
PORTFOLIO TURNOVER RATE...........             93%                  132%                  144%                   33%

                                       SELECT SHARES(d)
                                    ----------------------
                                       FOR THE PERIOD FROM
                                    APRIL 3, 1995* THROUGH
                                         DECEMBER 31, 1995
----------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................          $ 10.00(e)
                                            -------
  Net investment income...........             0.33
  Net realized and unrealized gain
    (loss)........................             0.47
                                            -------
  Total income (loss) from
    investment operations.........             0.80
                                            -------
LESS DIVIDENDS AND DISTRIBUTIONS
  FROM:
  Net investment income...........            (0.32)
  Net realized gains..............            (0.01)
                                            -------
Total dividends and
  distributions...................            (0.33)
                                            -------
  Net change in net asset value
    per share.....................             0.47
                                            -------
NET ASSET VALUE, END OF PERIOD....          $ 10.47
                                            =======
TOTAL RETURN(a)...................            8.13%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)....................          $12,516
Ratios to average net assets:
  Expenses***.....................            0.54%(c)
  Net investment income...........            4.20%(c)
PORTFOLIO TURNOVER RATE...........              35%

---------------

                    *   Commencement of operations.
                   **   Sale of Advisor Shares began on June 23, 1997.
                  ***   During the period, certain fees were reduced and/or
                        reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   Not annualized.
                  (c)   Annualized.
                  (d)   As of December 31, 1999 there were no Advisor Shares
                        outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
50
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                                                                                        SELECT SHARES(d)
                                                               ------------------------------------------------------------------
                                                                     FOR THE YEAR          FOR THE YEAR       FOR THE PERIOD FROM
                                                                            ENDED                 ENDED    APRIL 2, 1997* THROUGH
                                                                DECEMBER 31, 1999     DECEMBER 31, 1998         DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD.......................         $ 10.54               $ 10.37                  $10.00(e)
                                                                    -------               -------                  ------
  Net investment income....................................            0.40                  0.40                    0.33
  Net realized and unrealized gain (loss)..................           (0.48)                 0.22                    0.38
                                                                    -------               -------                  ------
  Total income (loss) from investment operations...........           (0.08)                 0.62                    0.71
                                                                    -------               -------                  ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income....................................           (0.40)                (0.40)                  (0.33)
  Excess of net investment income..........................              --                 (0.01)                     --
  Net realized gains.......................................              --                 (0.04)                  (0.01)
                                                                    -------               -------                  ------
Total dividends and distributions..........................           (0.40)                (0.45)                  (0.34)
                                                                    -------               -------                  ------
  Net change in net asset value per share..................           (0.48)                 0.17                    0.37
                                                                    -------               -------                  ------
NET ASSET VALUE, END OF PERIOD.............................         $ 10.06               $ 10.54                  $10.37
                                                                    =======               =======                  ======
TOTAL RETURN(a)............................................          (0.77%)                6.14%                   7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)...............         $13,645               $11,066                  $4,792
Ratios to average net assets:
  Expenses**...............................................           0.50%                 0.50%                   0.50%(c)
  Net investment income....................................           3.91%                 3.87%                   4.15%(c)
PORTFOLIO TURNOVER RATE....................................             20%                   51%                     41%

                            NATIONAL MUNICIPAL FUND

                                                                                      SELECT SHARES(d)
                                                            ---------------------------------------------------------------------
                                                                  FOR THE YEAR          FOR THE YEAR          FOR THE PERIOD FROM
                                                                         ENDED                 ENDED    OCTOBER 20, 1997* THROUGH
                                                             DECEMBER 31, 1999     DECEMBER 31, 1998            DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....................         $ 10.43               $ 10.19                   $10.00(e)
                                                                 -------               -------                   ------
  Net investment income.................................            0.41                  0.40                     0.08
  Net realized and unrealized gain (loss)...............           (0.39)                 0.29                     0.19
                                                                 -------               -------                   ------
  Total income from investment operations...............            0.02                  0.69                     0.27
                                                                 -------               -------                   ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................................           (0.41)                (0.40)                   (0.08)
  Net realized gains....................................              --                 (0.05)                      --
                                                                 -------               -------                   ------
Total Dividends and Distributions:......................           (0.41)                (0.45)                   (0.08)
                                                                 -------               -------                   ------
  Net change in net asset value per share...............           (0.39)                 0.24                     0.19
                                                                 -------               -------                   ------
NET ASSET VALUE, END OF PERIOD..........................         $ 10.04               $ 10.43                   $10.19
                                                                 =======               =======                   ======
TOTAL RETURN(a).........................................           0.14%                 6.91%                    2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)............         $19,044               $29,735                   $2,805
Ratios to average net assets:
  Expenses**............................................           0.50%                 0.50%                    0.50%(c)
  Net investment income.................................           3.96%                 3.90%                    3.95%(c)
PORTFOLIO TURNOVER RATE.................................            299%                  226%                      46%

---------------

                    *   Commencement of operations.
                   **   During the period, certain fees were reduced and/ or
                        reimbursed. If such fee reductions and/ or reimbursements
                        had not occurred, the ratio would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   Not annualized.
                  (c)   Annualized.
                  (d)   As of December 31, 1999, there were no Advisor Shares
                        outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              51
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                        U.S. GOVERNMENT SECURITIES FUND

                                                                                        SELECT SHARES(d)
                                                                -----------------------------------------------------------------
                                                                      FOR THE YEAR          FOR THE YEAR      FOR THE PERIOD FROM
                                                                             ENDED                 ENDED    JULY 1, 1997* THROUGH
                                                                 DECEMBER 31, 1999     DECEMBER 31, 1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........................         $ 10.46               $ 10.17                 $10.00(e)
                                                                     -------               -------                 ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................            0.49                  0.50                   0.27
  Net realized and unrealized gain (loss)...................           (0.69)                 0.48                   0.19
                                                                     -------               -------                 ------
  Total income (loss) from investment operations............           (0.20)                 0.98                   0.46
                                                                     -------               -------                 ------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income.....................................           (0.49)                (0.50)                 (0.27)
  Excess of net investment income...........................              --                    --                  (0.01)
  Net realized gains........................................           (0.01)                (0.19)                 (0.01)
                                                                     -------               -------                 ------
Total dividends and distributions...........................           (0.50)                (0.69)                 (0.29)
                                                                     -------               -------                 ------
  Net change in net asset value per share...................           (0.70)                 0.29                   0.17
                                                                     -------               -------                 ------
NET ASSET VALUE, END OF PERIOD..............................         $  9.76               $ 10.46                 $10.17
                                                                     =======               =======                 ======
TOTAL RETURN(a).............................................          (1.95%)                9.82%                  4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)................         $42,422               $39,359                 $3,955
Ratios to average net assets:
  Expenses**................................................           0.50%                 0.50%                  0.50%(c)
  Net investment income.....................................           4.85%                 4.59%                  5.32%(c)
PORTFOLIO TURNOVER RATE.....................................            225%                  423%                   153%

                            MORTGAGE SECURITIES FUND

                                                                                       SELECT SHARES(d)
                                                                ---------------------------------------------------------------
                                                                     FOR THE YEAR         FOR THE YEAR      FOR THE PERIOD FROM
                                                                            ENDED                ENDED    JULY 1, 1997* THROUGH
                                                                DECEMBER 31, 1999    DECEMBER 31, 1998        DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........................         $ 10.28              $ 10.17                $ 10.00(e)
                                                                     -------              -------                -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................            0.59                 0.58                   0.29
  Net realized and unrealized gain (loss)...................           (0.57)                0.14                   0.22
                                                                     -------              -------                -------
  Total income from investment operations...................            0.02                 0.72                   0.51
                                                                     -------              -------                -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income.....................................           (0.59)               (0.58)                 (0.29)
  Excess of net investment income...........................              --                (0.01)                 (0.01)
  Net realized gains........................................              --                (0.02)                 (0.04)
                                                                     -------              -------                -------
Total dividends and distributions...........................           (0.59)               (0.61)                 (0.34)
                                                                     -------              -------                -------
  Net change in net asset value per share...................           (0.57)                0.11                   0.17
                                                                     -------              -------                -------
NET ASSET VALUE, END OF PERIOD..............................         $  9.71              $ 10.28                $ 10.17
                                                                     =======              =======                =======
TOTAL RETURN(a).............................................           0.23%                7.26%                  5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)................         $62,309              $54,461                $17,037
Ratios to average net assets:
  Expenses**................................................           0.50%                0.50%                  0.50%(c)
  Net investment income.....................................           5.92%                5.72%                  5.77%(c)
PORTFOLIO TURNOVER RATE.....................................             29%                  78%                    81%

---------------

                    *   Commencement of operations.
                   **   During the period, certain fees were reduced and/ or
                        reimbursed. If such fee reductions and/ or reimbursements
                        had not occurred, the ratio would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   Not annualized.
                  (c)   Annualized.
                  (d)   As of December 31, 1999 there were no Advisor Shares
                        outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
52
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. ORGANIZATION. The OFFIT Investment Fund, Inc. (the "Company", formerly The OFFITBANK Investment Fund, Inc.) was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940" Act) and operates as a non-diversified, no-load, open-end management investment company. The Company consists of eleven separately managed funds, of which eight, OFFIT High Yield Fund, OFFIT Emerging Markets Fund, OFFIT Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund and OFFIT Mortgage Securities Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund................  March 2, 1994
Emerging Markets Fund..........  March 8, 1994
Latin America Equity Fund......  February 13, 1996
New York Municipal Fund........  April 3, 1995
California Municipal Fund......  April 2, 1997
National Municipal Fund........  October 20, 1997
U.S. Government Securities
  Fund.........................  July 1, 1997
Mortgage Securities Fund.......  July 1, 1997

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Effective November 1, 1999, the High Yield Fund offered a new class of shares, designated as "MSD&T Shares". Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor and MSD&T shares are expected to bear additional shareholder servicing expenses.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Latin America Equity Fund's primary investment objective is capital appreciation with current income as a secondary objective. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor") serves as the distributor of the Funds' shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are realized and unrealized gains and losses are incurred.

ORGANIZATIONAL COSTS:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and

                                                                              53
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, New York Municipal, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the Latin America Equity Fund's net investment income, if any, are declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.
The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of December 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                               ACCUMULATED
                              UNDISTRIBUTED     ACCUMULATED
                                   NET          NET REALIZED
                                INVESTMENT     GAIN/(LOSS) ON
                                  INCOME        INVESTMENTS
                              --------------   --------------
High Yield Fund.............    $6,986,306      $(6,986,306)
Emerging Markets Fund.......       290,641           12,069
Latin America Equity Fund...       (49,857)          57,144
California Municipal Fund...         8,345               --
National Municipal Fund.....         5,322               --
U.S. Government Securities
 Fund.......................         4,780               --
Mortgage Securities Fund....         4,364               --

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital and currency losses as follows:

                                 CAPITAL LOSS   CURRENCY LOSS
                                   DEFERRED       DEFERRED
                                 ------------   -------------
Latin America Equity Fund......    $     --       $    368
New York Municipal Fund........     107,325             --
California Municipal Fund......      19,810             --
National Municipal Fund........       3,981             --
U.S. Government Securities
 Fund..........................      21,725             --
Mortgage Securities Fund.......      13,413             --

For federal income tax purposes, the following Funds have capital loss carry-forwards:

                                            EMERGING
                            HIGH YIELD      MARKETS      LATIN AMERICA      NEW YORK
DATE OF EXPIRATION:            FUND           FUND        EQUITY FUND    MUNICIPAL FUND
-------------------         -----------   ------------   -------------   --------------
2006......................  $    62,898   $23,411,476     $11,489,603       $     --
2007......................   15,953,813    19,398,264       8,434,856        460,241
                            -----------   -----------     -----------       --------
Total.....................  $16,016,711   $42,809,740     $19,924,459       $460,241
                            ===========   ===========     ===========       ========

                         CALIFORNIA        NATIONAL      U.S. GOVERNMENT      MORTGAGE
DATE OF EXPIRATION:    MUNICIPAL FUND   MUNICIPAL FUND   SECURITIES FUND   SECURITIES FUND
-------------------    --------------   --------------   ---------------   ---------------
2006.................      $   --          $     --         $     --          $     --
2007.................       2,595           276,752          967,380           118,083
                           ------          --------         --------          --------
Total................      $2,595          $276,752         $967,380          $118,083
                           ======          ========         ========          ========

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

54
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

Each Fund (other than the Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index, which may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 1999 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the High Yield Funds' outstanding forward currency contract positions at December 31, 1999:

                                              VALUE ON       VALUE AT
                   CONTRACT      MATURITY   ORIGINATION    DECEMBER 31,     UNREALIZED
      CURRENCY      AMOUNTS        DATE         DATE           1999        APPRECIATION
      --------   -------------   --------   ------------   -------------   -------------
Sell    DEM        (18,801,000)  02/09/00   $(10,046,811)  $ (9,714,271)    $  332,540
Sell    ECU        (23,968,000)  02/09/00    (24,906,203)   (24,216,459)       689,744
Sell    FRF       (321,627,000)  02/09/00    (51,252,848)   (49,548,157)     1,704,691
Sell    GBP        (23,393,000)  02/09/00    (38,043,584)   (37,779,695)       263,889
                                                                            ----------
Net unrealized appreciation on forward positions........................    $2,990,864
                                                                            ==========

Currency Abbreviations:

DEM  --         German Deutsche Mark
ECU  --         European Currency Unit
FRF  --         French Franc
GBP  --         British Pound

Certain of the Funds may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200,000,000 of assets, 0.75% for the next $400,000,000, and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% for the Latin America Equity Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the National Municipal Fund, the U.S. Securities Fund and the Mortgage Securities Fund.

__________________________________ADVISORY FEE__________________________________

                                            EMERGING
                            HIGH YIELD      MARKETS      LATIN AMERICA      NEW YORK
                               FUND           FUND        EQUITY FUND    MUNICIPAL FUND
                            -----------   ------------   -------------   --------------
Gross Fee.................  $12,190,323    $1,344,676      $174,866         $251,216
Waiver....................            0             0          (133)         (76,589)
                            -----------    ----------      --------         --------
Net Fee...................  $12,190,323    $1,344,676      $174,733         $174,627
                            ===========    ==========      ========         ========

                         CALIFORNIA        NATIONAL      U.S. GOVERNMENT      MORTGAGE
                       MUNICIPAL FUND   MUNICIPAL FUND   SECURITIES FUND   SECURITIES FUND
                       --------------   --------------   ---------------   ---------------
Gross Fee............     $ 45,892         $ 77,770         $143,287          $212,993
Waiver...............      (38,084)         (49,941)         (67,394)          (77,030)
                          --------         --------         --------          --------
Net Fee..............     $  7,808         $ 27,829         $ 75,893          $135,963
                          ========         ========         ========          ========

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Portfolio's first $300 million in average daily net assets; 0.11% of each Portfolio's next $300 million in average daily net assets; 0.08% of each Portfolio's next $300 million in average daily net assets; 0.05% of each

                                                                              55
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
Portfolio's next $300 million in average daily net assets; and 0.0275% of each Portfolio's average daily net assets in excess of $1.2 billion. PFPC waived all of its fee for Portfolios with less than $20 million in average daily net assets.

                               ADMINISTRATION FEE

                                           EMERGING
                            HIGH YIELD     MARKETS      LATIN AMERICA      NEW YORK
                               FUND          FUND        EQUITY FUND    MUNICIPAL FUND
                            ----------   ------------   -------------   --------------
Gross Fee.................  $1,246,898     $186,761       $ 21,858         $ 89,720
Wavier....................          0       (44,823)       (18,736)         (21,533)
                            ----------     --------       --------         --------
Net Fee...................  $1,246,898     $141,938       $  3,122         $ 68,187
                            ==========     ========       ========         ========

                         CALIFORNIA        NATIONAL      U.S. GOVERNMENT      MORTGAGE
                       MUNICIPAL FUND   MUNICIPAL FUND   SECURITIES FUND   SECURITIES FUND
                       --------------   --------------   ---------------   ---------------
Gross Fee............     $ 16,390         $27,774          $ 51,174          $ 76,069
Waiver...............      (16,390)         (8,535)          (12,282)          (18,256)
                          --------         -------          --------          --------
Net Fee..............     $      0         $19,239          $ 38,892          $ 57,813
                          ========         =======          ========          ========

PFPC provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. PFPC waived all of its fee for Portfolios with less than $30 million in average daily net assets.

                              FUND ACCOUNTING FEE

                                           EMERGING
                            HIGH YIELD     MARKETS      LATIN AMERICA      NEW YORK
                               FUND          FUND        EQUITY FUND    MUNICIPAL FUND
                            ----------   ------------   -------------   --------------
Gross Fee.................   $15,000       $15,000        $ 15,000         $15,000
Waiver....................         0             0         (15,000)              0
                             -------       -------        --------         -------
Net Fee...................   $15,000       $15,000        $      0         $15,000
                             =======       =======        ========         =======

                         CALIFORNIA        NATIONAL      U.S. GOVERNMENT      MORTGAGE
                       MUNICIPAL FUND   MUNICIPAL FUND   SECURITIES FUND   SECURITIES FUND
                       --------------   --------------   ---------------   ---------------
Gross Fee............     $ 15,000         $ 15,000          $15,000           $15,000
Fee Waiver...........      (15,000)         (13,273)               0                 0
                          --------         --------          -------           -------
Net Fee..............     $      0         $  1,727          $15,000           $15,000
                          ========         ========          =======           =======

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive a portion or all of its fees.

                               TRANSFER AGENT FEE

                                           EMERGING
                            HIGH YIELD     MARKETS      LATIN AMERICA      NEW YORK
                               FUND          FUND        EQUITY FUND    MUNICIPAL FUND
                            ----------   ------------   -------------   --------------
Gross Fee.................   $149,158      $41,571         $18,000         $18,000
Waiver....................          0            0          (3,581)           (419)
                             --------      -------         -------         -------
Net Fee...................   $149,158      $41,571         $14,419         $17,581
                             ========      =======         =======         =======

                         CALIFORNIA        NATIONAL      U.S. GOVERNMENT      MORTGAGE
                       MUNICIPAL FUND   MUNICIPAL FUND   SECURITIES FUND   SECURITIES FUND
                       --------------   --------------   ---------------   ---------------
Gross Fee............     $18,000          $18,000           $18,000           $18,000
Waiver...............      (6,878)          (6,696)           (3,663)           (2,813)
                          -------          -------           -------           -------
Net Fee..............     $11,122          $11,304           $14,337           $15,187
                          =======          =======           =======           =======

Shares in each Fund are sold on a continuous basis by the Distributor. Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, the Advisor class of each Fund is authorized to spend up to 0.25% of its net assets annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the year ended December 31, 1999, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor and MSD&T Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor or MSD&T Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor or MSD&T Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor or MSD&T Shares. For the year ended December 31, 1999, there were $5,147 shareholder servicing fees incurred in the MSD&T Share class of the High Yield Fund.

OFFITBANK has agreed to waive and/or reimburse expenses to the extent necessary to limit the expense ratios for the High Yield Fund at 0.84%, the Emerging Markets Fund at 1.10%, the Latin America Equity Fund at 1.97%, the New York Municipal, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds, at 0.50%. In order to maintain these ratios, the Adviser has waived some or all of its advisory fee for certain Funds, as detailed above.

4. SECURITIES TRANSACTIONS. For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:

                              COMMON STOCKS               U.S. GOVERNMENT
                           AND CORPORATE BONDS              OBLIGATIONS
                       ---------------------------   -------------------------
                        PURCHASES        SALES        PURCHASES       SALES
                       ------------   ------------   -----------   -----------
High Yield Fund......  $742,180,101   $701,706,722   $        --   $        --
Emerging Markets
 Fund................   114,810,272    106,137,439            --            --
Latin America Equity
 Fund................    10,799,999     10,870,238            --            --
New York Municipal
 Fund................    69,099,387     65,668,512            --            --
California Municipal
 Fund................     6,349,398      2,570,819            --            --
National Municipal
 Fund................    67,628,902     76,927,294            --            --
U.S. Government
 Securities Fund.....            --             --    95,939,849    89,402,814
Mortgage Securities
 Fund................            --             --    39,050,413    16,544,291

56
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

5. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the periods ended December 31, 1999 and 1998, respectively, were as follows:

                                     HIGH YIELD FUND SELECT SHARES
                       ---------------------------------------------------------
                               YEAR ENDED                    YEAR ENDED
                            DECEMBER 31, 1999             DECEMBER 31, 1998
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Shares issued........   53,165,517   $ 516,203,976    74,958,569   $ 769,112,164
Shares reinvested....   11,975,142     114,020,009     9,400,869      95,379,400
Shares redeemed......  (81,064,498)   (767,965,843)  (39,058,920)   (395,454,066)
                       -----------   -------------   -----------   -------------
Net increase
 (decrease)..........  (15,923,839)  $(137,741,858)   45,300,518   $ 469,037,498
                       ===========   =============   ===========   =============

                                            HIGH YIELD FUND ADVISOR SHARES
                                      ------------------------------------------
                                          YEAR ENDED            PERIOD ENDED
                                       DECEMBER 31, 1999     DECEMBER 31, 1998
                                      -------------------   --------------------
                                       SHARES     AMOUNT     SHARES     AMOUNT
                                      --------   --------   --------   ---------
Shares issued.......................      --     $    --     17,980    $ 181,000
Shares reinvested...................      --          --         --           --
Shares redeemed.....................    (715)     (7,109)   (18,711)    (186,959)
                                        ----     -------    -------    ---------
Net decrease........................    (715)    $(7,109)      (731)   $  (5,959)
                                        ====     =======    =======    =========

                                                            HIGH YIELD
                                                           MSD&T SHARES
                                                      -----------------------
                                                           PERIOD ENDED
                                                         DECEMBER 31, 1999
                                                      -----------------------
                                                       SHARES       AMOUNT
                                                      ---------   -----------
Shares issued.......................................  1,469,511   $14,718,646
Shares reinvested...................................         --            --
Shares redeemed.....................................         --            --
                                                      ---------   -----------
Net Increase........................................  1,469,511   $14,718,646
                                                      =========   ===========

                                 EMERGING MARKETS FUND SELECT SHARES
                       -------------------------------------------------------
                              YEAR ENDED                   YEAR ENDED
                           DECEMBER 31, 1999            DECEMBER 31, 1998
                       -------------------------   ---------------------------
                         SHARES        AMOUNT        SHARES         AMOUNT
                       ----------   ------------   -----------   -------------
Shares issued........   5,851,325   $ 50,168,407    10,089,980   $ 101,711,812
Shares reinvested....   1,182,179     10,379,144     1,812,672      16,044,606
Shares redeemed......  (6,529,137)   (54,249,530)  (13,898,524)   (113,151,233)
                       ----------   ------------   -----------   -------------
Net increase
 (decrease)..........     504,367   $  6,298,021    (1,995,883)  $   4,605,185
                       ==========   ============   ===========   =============

                                 LATIN AMERICA EQUITY FUND SELECT SHARES
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                              DECEMBER 31, 1999          DECEMBER 31, 1998
                            ----------------------   -------------------------
                             SHARES      AMOUNT        SHARES        AMOUNT
                            --------   -----------   ----------   ------------
Shares issued.............   792,735   $ 6,590,882      628,612   $  6,292,203
Shares reinvested.........    13,143       145,620       39,391        445,995
Shares redeemed...........  (874,456)   (7,146,256)  (2,332,653)   (21,881,263)
                            --------   -----------   ----------   ------------
Net decrease..............   (68,578)  $  (409,754)  (1,664,650)  $(15,143,065)
                            ========   ===========   ==========   ============

                                                              LATIN AMERICA
                                                               EQUITY FUND
                                                             ADVISOR SHARES
                                                           -------------------
                                                              PERIOD ENDED
                                                            DECEMBER 31, 1998
                                                           -------------------
                                                            SHARES     AMOUNT
                                                           --------   --------
Shares issued............................................       --    $     --
Shares redeemed..........................................   (1,277)    (17,939)
                                                            ------    --------
Net decrease.............................................   (1,277)   $(17,939)
                                                            ======    ========

                                 NEW YORK MUNICIPAL FUND SELECT SHARES
                         -----------------------------------------------------
                                YEAR ENDED                  YEAR ENDED
                             DECEMBER 31, 1999           DECEMBER 31, 1998
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Shares issued..........   2,640,255   $ 28,065,457    4,296,577   $ 46,233,943
Shares reinvested......     231,693      2,449,903      215,897      2,328,952
Shares redeemed........  (2,525,660)   (26,588,867)  (2,179,819)   (23,459,800)
                         ----------   ------------   ----------   ------------
Net increase...........     346,288   $  3,926,493    2,332,655   $ 25,103,095
                         ==========   ============   ==========   ============

                                  CALIFORNIA MUNICIPAL FUND SELECT SHARES
                               ----------------------------------------------
                                    YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 1999       DECEMBER 31, 1998
                               ---------------------   ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                               --------   ----------   --------   -----------
Shares issued................   418,203   $4,381,453    763,930   $ 8,055,789
Shares reinvested............    35,358      364,877     30,165       297,972
Shares redeemed..............  (146,655)  (1,507,814)  (206,273)   (2,178,623)
                               --------   ----------   --------   -----------
Net increase.................   306,906   $3,238,516    587,822   $ 6,175,138
                               ========   ==========   ========   ===========

                                  NATIONAL MUNICIPAL FUND SELECT SHARES
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 1999          DECEMBER 31, 1998
                           -------------------------   -----------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------   ---------   -----------
Shares issued............     851,833   $  8,882,215   3,017,817   $31,253,540
Shares reinvested........      66,193        678,632      60,611       630,967
Shares redeemed..........  (1,871,147)   (19,499,510)   (502,883)   (5,252,890)
                           ----------   ------------   ---------   -----------
Net increase
 (decrease)..............    (953,121)  $ (9,938,663)  2,575,545   $26,631,617
                           ==========   ============   =========   ===========

                              U.S. GOVERNMENT SECURITIES FUND SELECT SHARES
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 1999          DECEMBER 31, 1998
                           -------------------------   -----------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------   ---------   -----------
Shares issued............   2,536,782   $ 25,276,670   3,790,582   $39,744,486
Shares reinvested........     172,355      1,722,886     141,379     1,476,753
Shares redeemed..........  (2,123,510)   (21,151,397)   (557,911)   (5,837,572)
                           ----------   ------------   ---------   -----------
Net increase.............     585,627   $  5,848,159   3,374,050   $35,383,667
                           ==========   ============   =========   ===========

                                 MORTGAGE SECURITIES FUND SELECT SHARES
                            -------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                               DECEMBER 31, 1999         DECEMBER 31, 1998
                            -----------------------   -----------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                            ---------   -----------   ---------   -----------
Shares issued.............  1,632,551   $16,252,334   3,757,709   $38,457,330
Shares reinvested.........    298,196     2,964,170     186,150     1,911,337
Shares redeemed...........   (811,643)   (8,024,428)   (319,246)   (3,274,675)
                            ---------   -----------   ---------   -----------
Net increase..............  1,119,104   $11,192,076   3,624,613   $37,093,992
                            =========   ===========   =========   ===========

6. OTHER MATTERS. The High Yield Fund, the Emerging Markets Fund and the Latin America Equity Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the State of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so

                                                                              57
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
concentrated. If either New York or California or any of their local government entities are unable to meet their financial obligations, the income derived by these Funds and their ability to preserve capital and liquidity could be adversely affected.

7. REVOLVING LINE OF CREDIT AGREEMENT. The High Yield Fund, Emerging Markets Fund and the Latin America Equity Fund have established a revolving line of credit with The Bank of New York ("BONY"). Borrowings under the line may not exceed the lesser of $25,000,000 or 20% of the total assets of these funds. Interest is payable on outstanding borrowings at the Federal Funds Rate plus
 .625%. Additionally, the line of credit includes an annual commitment fee equal to .15% per annum on the daily amount of the unused commitment. During the year ended December 31, 1999 these funds did not utilize the revolving line of credit. Total commitment fees for the High Yield Fund, Emerging Markets Fund and the Latin America Equity Fund, were $96, $8, and $0, respectively.

58
-------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
The OFFIT Investment Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFIT High Yield Fund, OFFIT Emerging Markets Fund, OFFIT Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund and OFFIT Mortgage Securities Fund (collectively, the "Funds," each constituting a portfolio of The OFFIT Investment Fund, Inc., formerly The OFFITBANK Investment Fund, Inc.) at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 16, 2000

                                                                              59
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
-----------------------------------------------------------------------------

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED). On December 16, 1999, the Board of Directors of the Company elected Ernst & Young LLP as the independent accountants for the Company for the year ending December 31, 2000, replacing PricewaterhouseCoopers LLP. The Audit Committee did not take any separate action on this matter.

PricewaterhouseCoopers LLP's reports on the Company's financial statements for the years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 1998 and 1997, and through December 16, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such years.
FEDERAL INCOME TAX INFORMATION (UNAUDITED). During the year ended December 31, 1999, the following Fund declared long-term capital gain distributions in the following amount:

Mortgage Securities Fund.................    $9,058

During the year ended December 31, 1999, the following Funds declared tax-exempt income distributions in the following amounts:

New York Municipal Fund..............    $2,912,852
California Municipal Fund............       506,037
National Municipal Fund..............       852,953

For corporate shareholders 0.52% of the total ordinary income distributions paid during the fiscal year ended December 31, 1999 for the High Yield Fund qualifies for the corporate dividends received deduction.

REPORT OF SHAREHOLDERS MEETING (UNAUDITED). The Company held a special meeting of Shareholders on July 30, 1999. The two matters voted upon by Shareholders and the resulting votes for each matter were as follows:

1. Approval of a new advisory agreement between OFFITBANK (the "Adviser") and the Company on behalf of each Fund:

                                                   VOTING RESULTS*
                                          ---------------------------------
                                                     AGAINST/
                                            FOR      WITHHELD    ABSTAINED
                                          --------   ---------   ----------
High Yield Fund.........................   107,606      32          585
Emerging Markets Fund...................     9,385      --           --
Latin America Equity Fund...............     1,474      --           --
New York Municipal Fund.................     3,783      --           --
California Municipal Fund...............       854      --           --
National Municipal Fund.................     1,599      --           --
U.S. Government Securities Fund.........     3,030      --           --
Mortgage Securities Fund................     4,505      --           --

2. Election of the following Director:

                                                   VOTING RESULTS*
                                          ---------------------------------
                                                     AGAINST/
                                            FOR      WITHHELD    ABSTAINED
                                          --------   ---------   ----------
Stephen M. Peck.........................   127,409     1,009          6

--------------------
* In thousands of shares

60
-------------

                        THE OFFIT INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Dr. Wallace Mathai-Davis
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Stephen M. Peck
DIRECTOR

Stephen Brent Wells
SECRETARY

Vincent M. Rella
TREASURER

Michael S. Kagan
ASSISTANT TREASURER

David D. Marky
ASSISTANT TREASURER

David C. Lebisky
ASSISTANT SECRETARY

Gary M. Gardner
ASSISTANT SECRETARY

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania 19428-2961

ADMINISTRATOR
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIANS
The Chase Manhattan Bank
4 Metro Tech Center, 18th Floor South
Brooklyn, New York, 11245
(OFFIT LATIN AMERICA EQUITY FUND ONLY)

The Bank of New York
48 Wall Street
New York, New York, 10286
(ALL OTHER OFFIT FUNDS)

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

                        The OFFIT Investment Fund, Inc.
                        400 Bellevue Parkway, Suite 108
                              Wilmington, DE 19809
                                 (800) 618-9510